VANGUARD(R) EQUITY INCOME FUND

SEMIANNUAL REPORT * MARCH 31, 2003

THE VANGUARD GROUP(R) LOGO

ETERNAL PRINCIPLES

     Markets change, but the principles of successful investing do not. During the past few years, radical upheaval in the stock market has displayed the power of this simple truth to dramatic effect.

     In the late 1990s, stocks experienced one of the greatest bull markets in financial history. Then, in March 2000, the longest downturn since the Great Depression began.

     In both bull and bear markets, however, the principles of successful investing are identical: balance, diversification, and attention to costs. Balance among stock, bond, and money market funds allows you to pursue long-term growth while moderating your risk. Diversification limits your exposure to the disasters that can befall any one security or sector. Attention to costs means you keep a larger share of any rewards produced by your investments.

     These principles are timeless. In fact, they're the basis of our very first mutual fund--Vanguard(R) Wellington(TM) Fund, a balanced portfolio established in 1929. Over time, balance, diversification, and attention to costs have proven to be the master keys to investment success.
--------------------------------------------------------------------------------
SUMMARY

* Vanguard Equity Income Fund posted a six-month return of 2.3%, outpacing the average competing fund.

* Despite extreme volatility, the U.S. stock market rose during the six months, with the biggest losers of the previous 2 1/2 years--large-cap growth stocks, particularly in the technology sector--making the biggest gains.

* With its emphasis on dividend-paying value stocks, the Equity Income Fund lagged both its unmanaged value benchmark and the broader stock market.
--------------------------------------------------------------------------------
CONTENTS

   1    Letter from the Chairman
   5    Report from the Advisers
   8    Fund Profile
   9    Glossary of Investment Terms
  10    Performance Summary
  11    Results of Proxy Voting
  12    Financial Statements
  23    Advantages of Vanguard.com

LETTER FROM THE CHAIRMAN

FELLOW SHAREHOLDER,

During the six months ended March 31, 2003, Vanguard(R) Equity Income Fund posted gains of 2.3%. The results were higher than the return of the average mutual fund peer, but lower than those of the fund's unmanaged benchmarks, the Russell 1000 Value Index, a measure of large-capitalization value stocks, and the Wilshire 5000 Total Market Index, a measure of the overall U.S. stock market. Dividend-paying stocks--by mandate, your fund's primary focus--lagged the broader market.

     The table at left compares the total returns (capital change plus reinvested distributions) for your fund and its comparative measures.

------------------------------------------------
TOTAL RETURNS                   SIX MONTHS ENDED
                                  MARCH 31, 2003
------------------------------------------------
VANGUARD EQUITY INCOME FUND
  Investor Shares                           2.3%
  Admiral Shares                            2.3
Average Equity Income Fund*                 1.9
Russell 1000 Value Index                    3.9
Wilshire 5000 Index                         4.5
------------------------------------------------
*Derived from data provided by Lipper Inc.

     Your fund's changes in net asset values and per-share distributions are shown in the table on page 4. On March 31, the fund's annualized dividend yield stood at 2.8% (2.9% for Admiral Shares), slightly lower than at the start of the period, but still well above the yields of the broad stock market, money market funds, and even some short-term bonds.

AS WAR LOOMED, STOCKS POSTED A SIX-MONTH GAIN

After 2 1/2 years of overall decline, the U.S. stock market, as measured by the Wilshire 5000 Index, posted a 4.5% gain for the six months ended March 31.

--------------------------------------------------------------------------------
Admiral(TM) Shares A lower-cost class of shares available to many longtime shareholders and to those with significant investments in the fund.
--------------------------------------------------------------------------------

     But getting to that healthy return was a roller-coaster ride: The stock market first plunged, nearly reaching a seven-year low in early October; then surged; then dived again before rallying sharply in the days leading up to the March 19 outbreak of war with Iraq. The imminence of war--and expectations for a quick and decisive U.S. victory--seemed to relieve investors' anxiety, bolstering stocks. But as the war went into its second week, the stock market gave back some of its earlier gains, trading beneath a cloud of military and economic uncertainties--the latter including rising unemployment, industrial weakness, and surging energy prices.

     Besides the overall turnaround in the market, the half-year saw other reversals of recent trends: Large-cap stocks fared better than small-caps during the period, and higher-priced growth stocks outpaced value issues. Among market segments, only small-cap value stocks declined a bit (-0.4% for the Russell 2000 Value Index). And technology--the sector most responsible for the bubble of the late 1990s and the subsequent bear market--posted the highest gain in the semiannual period: 20.4% for tech shares in the Russell 1000 Index.


--------------------------------------------------------------------------------
MARKET BAROMETER                                                   TOTAL RETURNS
                                                    PERIODS ENDED MARCH 31, 2003
                                            ------------------------------------
                                                SIX           ONE          FIVE
                                             MONTHS          YEAR        YEARS*
--------------------------------------------------------------------------------
STOCKS
Russell 1000 Index (Large-caps)                5.0%        -24.5%         -3.6%
Russell 2000 Index (Small-caps)                1.4         -27.0          -4.1
Wilshire 5000 Index (Entire market)            4.5         -24.0          -3.9
MSCI All Country World Index Free
  ex USA (International)                      -0.9         -22.2          -6.5
--------------------------------------------------------------------------------
BONDS
Lehman Aggregate Bond Index                    3.0%         11.7%          7.5%
  (Broad taxable market)
Lehman Municipal Bond Index                    1.2           9.9           6.1
Citigroup 3-Month Treasury Bill Index          0.7           1.6           4.1
================================================================================
CPI
Consumer Price Index                           1.8%          3.0%          2.6%
--------------------------------------------------------------------------------
*Annualized.


THE FED SLASHED SHORT-TERM INTEREST RATES, BUT BOND YIELDS CREPT UPWARD

Hoping to jump-start the flagging economy, the Federal Reserve Board cut short-term interest rates by 50 basis points (0.50 percentage point) in November, bringing its target for the federal funds rate to a four-decade low of 1.25%. The yield of the 3-month U.S. Treasury bill, which hews closely to the Fed's interest rate shifts, declined by 44 basis points during the six months to 1.11%.

     On the other hand, yields for longer-term Treasury securities--which are driven more by market forces--rose during the period. After reaching a 44-year low in early October, the yield of the 10-year Treasury note inched up, ending at 3.80% on March 31. This was a rise of 21 basis points from its level on September 30, 2002. Rising yields meant falling bond prices. Government securities with virtually no credit risk--the biggest winners in the bond rally of the past three years--provided tepid returns, while corporate bonds carrying the highest credit risk surged (producing a 14.9% six-month return for the Lehman Brothers High Yield Bond Index). The Lehman Aggregate Bond Index, a proxy for the broad investment-grade taxable bond market, returned 3.0% for the six months.

--------------------------------------------------------------------------------
Growth stocks and junk bonds provided the highest returns, while ultra-safe Treasury bonds provided tepid returns.
--------------------------------------------------------------------------------

YOUR FUND OUTPACED ITS AVERAGE PEER, BUT LAGGED THE INDEXES

During the first half of fiscal 2003, the Equity Income Fund outpaced its average competitor by 0.4 percentage point, but lagged the broad market by 2.2 percentage points and its primary benchmark index by 1.6 percentage points. As its name implies, the Equity Income Fund aims to provide a high level of currentincome from stocks--a productive strategy during much of the broad market decline of the past three years. Dividend-paying value stocks not only provided an income cushion, but their prices generally held up better in the downturn than those of growth stocks. However, when growth stocks lead the market, as they did for the most recent six-month period, the fund's emphasis on income can hinder relative performance.

--------------------------------------------------------------------------------
Solid stock selection in technology was countered by a smaller relative weighting in that sector.
--------------------------------------------------------------------------------

     Relative to the Russell 1000 Value Index, the fund derived no significant advantage or disadvantage from any one sector. In many cases, the advisers' superior stock selection within a sector was countered by a smaller relative commitment to that sector, or vice-versa. For example, your fund's technology stocks posted an astounding 37% return, compared with 23% for tech shares in the index. But your fund had only a few tech stocks, accounting for about 1% of assets on average, while the index had almost six times that weighting--thus reaping a larger reward. We note that the Russell style indexes are determined by price/book ratios and growth forecasts, not by dividend yields. So tech stocks that pay little or no dividends, but have fallen on hard times, can constitute a fairly substantial portion of the Russell value indexes.



--------------------------------------------------------------------------------
FUND ASSETS MANAGED                                              MARCH 31, 2003
                                                   -----------------------------
                                                   $ MILLION         PERCENTAGE
--------------------------------------------------------------------------------
Newell Associates                                      $ 995                47%
Wellington Management Company, llp                       681                32
John A. Levin & Company, Inc.                            366                17
Cash Investments*                                         83                 4
--------------------------------------------------------------------------------
Total                                                 $2,125               100%
--------------------------------------------------------------------------------
* This cash is invested by The Vanguard Group in equity index products to obtain the return of an investment in stocks. Each adviser also may maintain a modest cash position.

     Relative to the average equity income fund--a fairer apples-to-apples comparison--your fund fared better during the six months. Part of the credit goes to the fund's three advisers, who provide "management diversification" by employing different investment strategies in pursuit of the same objective. (The table at right shows the proportion of fund assets managed by each adviser as of March 31.) Another reason is Vanguard's cost advantage. Equity Income's Investor Shares had an annualized expense ratio (annualized operating expenses as a percentage of average net assets) during the period of 0.49% (0.39% for Admiral Shares)--much less than the 1.43% average of its peer group. Over time, costs erode your returns--and the impact is felt even more keenly in a low-return environment such as that of the past three years.

HOPE FOR THE BEST, BUT PREPARE FOR LESS

Fiscal 2003 had a promising beginning, but it remains to be seen whether this is the start of a true turnaround in the stock market or yet another interim rally before further declines. There is no doubt that there will be a broad market recovery--the question is when. It's a question that neither we nor anyone else can answer. For that reason, we advocate holding a balanced portfolio of stocks, bonds, and cash investments in proportions appropriate for your situation, goals, time horizon, and tolerance for risk.

     Broad diversification can blunt the pain of declines in one asset class, while allowing you to participate in the strong performance of another. The Equity Income Fund can play an important role in such a portfolio.

Thank you for entrusting us with your hard-earned money.


Sincerely,


/S/JOHN J. BRENNAN
John J. Brennan
Chairman and Chief Executive Officer

APRIL 11, 2003




--------------------------------------------------------------------------------
YOUR FUND'S PERFORMANCE AT A GLANCE            SEPTEMBER 30, 2002-MARCH 31, 2003

                                                         DISTRIBUTIONS PER SHARE
                                                   -----------------------------
                         STARTING         ENDING         INCOME         CAPITAL
                      SHARE PRICE    SHARE PRICE      DIVIDENDS           GAINS
--------------------------------------------------------------------------------
Equity Income Fund
 Investor Shares           $17.36         $17.52         $0.250          $0.000
 Admiral Shares             36.39          36.72          0.542           0.000
--------------------------------------------------------------------------------

REPORT FROM THE ADVISERS

During the first half of its 2003 fiscal year, Vanguard Equity Income Fund earned 2.3%, which was higher than the 1.9% average return for its peer group but lower than the 3.9% gain of the Russell 1000 Value Index.

THE INVESTMENT ENVIRONMENT

Without a doubt, the most significant event of the fiscal half-year was the start of the war in Iraq. Stocks struggled through much of the January-March period as the buildup to hostilities weighed on the market and the economy. The outbreak of the war did not wipe out investors' uncertainties about either its long-term impact or the overall health of the domestic and global economies.

     Manufacturing is still not expanding as fast as most economists had predicted. This is partly the result of the overcapacity that developed in telecommunications and other technology areas during the late-1990s bubble. In addition, many companies continue to feel pressure on profit margins because of rising costs, particularly in energy and other commodities. Low interest rates apparently have not helped; the recent rash of credit downgrades, combined with investors' suspicion of leveraged balance sheets, has kept many companies from turning to the capital markets for financing.

     The consumer has been the bright spot in the U.S. economy, particularly for the housing and auto industries. But personal debt levels are high, and there is a limit to how many houses and autos people can buy. Additionally, there have been more reasons for concern about both the quality of corporate earnings and the prospects for earnings growth.

--------------------------------------------------------------------------------
INVESTMENT PHILOSOPHY

The advisers believe that a fund made up of undervalued stocks, most of which offer high dividend yields compared to their past levels and to the overall market, can provide a high level of current income, the potential for capital appreciation, and below- average price volatility for a stock mutual fund.
--------------------------------------------------------------------------------

     Recent months have seemed to bring almost daily disclosures of investigations by regulators dissatisfied with business practices and of earnings restatements by companies that say they have discovered accounting irregularities. In each such case, the company's future earnings are sure to be affected, if for no other reason than that the accounting practices that inflated past reported earnings will no longer be used. A related issue is the controversy over how companies should account for stock options. It appears increasingly likely that all companies will be required to include these options in the calculation of earnings--and the impact could be large indeed. Some observers have calculated that the reported earnings of companies in the Standard & Poor's 500 Index would have been reduced by as much as 20% in 2001 if stock options had been treated as an expense.

     The average price/earnings ratio of the S&P 500 Index is still above its long-term average. Although we have only modest expectations for the economy and corporate earnings in the near term, we do see opportunities for snagging some quality companies at discounts.

THE FUND'S SUCCESSES

The telecommunications, health care, bank, and petroleum groups were the primary positive contributors to the Equity Income Fund's performance over the past six months. Some of the "baby Bell" stocks rose modestly on investors' hopes that the Federal Communications Commission would reverse the rule requiring these regional companies to lease their wire lines to competitors at reduced rates. Among health care stocks, Merck, one of the fund's larger holdings, had the strongest performance.

     Banks rebounded from a low point reached last October, when investors were expecting interest rates to fall further. Petroleum stocks rose along with oil prices, which reached a 12-year high of $40 a barrel in the first quarter of 2003. A cold winter also benefited natural gas utilities companies such as Questar.

THE FUND'S SHORTFALLS

Poor returns from the tobacco, electric utilities, retail, and automobile groups hurt the fund's performance. The stock of Altria Group (formerly Philip Morris), a sizable holding, fell after an Illinois court ordered the company to post a $12 billion bond before filing an appeal in a tobacco case. Electric utilities have been hurt by liquidity concerns and by the collapse of their merchant trading operations.

     Our stocks in the financial services sectors generally did well, but there were notable exceptions. UnumProvident, the nation's largest disability insurer, came under pressure due to negative publicity about its claims practices, lowered credit ratings, and disappointing guidance for 2003. Furthermore, the company restated its earnings for the last three years.

     Compared with the Russell 1000 Value Index, the fund was hurt by its underweighting in technology as well as by some poor stock selection in the oil, financial, and consumer discretionary sectors.

THE FUND'S POSITIONING

As of March 31, the largest industry groups in the portfolio included petroleum, bank, health care, and telephone companies. While the integrated oil companies have done well recently because of high oil prices, the market has not yet truly restored them to favor. Banks should benefit as the economy improves, enhancing the earnings from their fee revenue businesses. Health care companies' earnings go through cycles that depend on the success of the drugs they develop. We believe that as new drugs are introduced, this group will again make an important contribution to performance. The telecommunications industry continues to face overcapacity and severe competition, but telephone companies lie at the core of the communications revolution, and we believe they will participate in the coming growth of the economy.

     As always, the portfolio remains well diversified across sectors.


NEWELL ASSOCIATES
WELLINGTON MANAGEMENT COMPANY, LLP
JOHN A. LEVIN & Company, Inc.

APRIL 17, 2003

FUND PROFILE AS OF MARCH 31, 2003

This Profile provides a snapshot of the fund's characteristics, compared where indicated with both an appropriate market index and a broad market index. Key terms are defined on page 9. Equity Income Fund

----------------------------------------------------------------------
PORTFOLIO CHARACTERISTICS
                                           COMPARATIVE           BROAD
                                 FUND           INDEX*         INDEX**
----------------------------------------------------------------------
Number of Stocks                  158              745           5,590
Median Market Cap              $38.6B           $20.0B          $26.1B
Price/Earnings Ratio            16.0x            17.1x           20.4x
Price/Book Ratio                 2.2x             1.9x            2.4x
Yield                                             2.8%            1.8%
Investor Shares                  2.8%
Admiral Shares                   2.9%
Return on Equity                21.6%            18.6%           20.9%
Earnings Growth Rate             3.3%             3.0%            8.4%
Foreign Holdings                 6.4%             0.0%            0.3%
Turnover Rate                    32%+               --              --
Expense Ratio                                       --              --
Investor Shares                0.49%+
Admiral Shares                 0.39%+
Cash Investments                 3.2%               --              --
----------------------------------------------------------------------

----------------------------------------------
TEN LARGEST HOLDINGS (% OF TOTAL NET ASSETS)

ExxonMobil Corp.                          4.3%
 (oil)
Verizon Communications Inc.               3.5
 (telecommunications)
Bank of America Corp.                     2.9
 (banking)
ChevronTexaco Corp.                       2.6
 (oil)
Merck & Co., Inc.                         2.3
 (pharmaceuticals)
SBC Communications Inc.                   2.2
 (telecommunications)
Washington Mutual, Inc.                   1.6
 (banking)
BellSouth Corp.                           1.6
 (telecommunications)
BP PLC ADR                                1.6
 (oil)
E.I. du Pont de Nemours & Co.             1.4
 (chemicals)
----------------------------------------------
Top Ten                                  24.0%
----------------------------------------------


---------------------------------------------------------------------
VOLATILITY MEASURES
                                    COMPARATIVE                 BROAD
                      FUND               INDEX*    FUND       INDEX**
---------------------------------------------------------------------
R-Squared             0.94                 1.00    0.51          1.00
Beta                  0.87                 1.00    0.52          1.00
---------------------------------------------------------------------
The "Ten Largest Holdings" excludes any temporary cash investments and equity index products.

--------------------------
INVESTMENT FOCUS

MARKET CAP           LARGE
STYLE                VALUE
--------------------------

------------------------------------------------------------------
SECTOR DIVERSIFICATION (% OF COMMON STOCKS)

                                        COMPARATIVE          BROAD
                              FUND           INDEX*        INDEX**
------------------------------------------------------------------
Auto & Transportation         1.8%             3.1%           2.5%
Consumer Discretionary        6.4             10.3           15.3
Consumer Staples              8.7              5.2            7.1
Financial Services           26.6             34.0           22.0
Health Care                  11.0              3.7           14.8
Integrated Oils              11.9              9.6            3.9
Other Energy                  1.9              1.9            2.3
Materials & Processing        7.8              5.9            3.7
Producer Durables             3.4              4.3            3.8
Technology                    1.7              5.8           13.1
Utilities                    15.5             14.6            6.9
Other                         3.3              1.6            4.6
------------------------------------------------------------------
 *Russell 1000 Value Index.
**Wilshire 5000 Index.
 +Annualized.

                                                            VISIT OUR WEBSITE AT
                                                                WWW.VANGUARD.COM
                                         FOR REGULARLY UPDATED FUND INFORMATION.

GLOSSARY OF INVESTMENT TERMS

BETA. A measure of the magnitude of a fund's past share-price fluctuations in relation to the ups and downs of a comparative index and an overall market index. Each index is assigned a beta of 1.00. Compared with a given index, a fund with a beta of 1.20 typically would have seen its share price rise or fall by 12% when the index rose or fell by 10%. However, a fund's beta should be reviewed in conjunction with its R-squared (see definition below). The lower the R-squared, the less correlation there is between the fund and the benchmark, and the less reliable beta is as an indicator of volatility.
--------------------------------------------------------------------------------
CASH INVESTMENTS. The percentage of a fund's net assets invested in "cash equivalents"--highly liquid, short-term, interest-bearing securities. This figure does not include cash invested in futures contracts or other equity index products to simulate stock investment.
--------------------------------------------------------------------------------
EARNINGS GROWTH RATE. The average annual rate of growth in earnings over the past five years for the stocks now in a fund.
--------------------------------------------------------------------------------
EXPENSE RATIO. The percentage of a fund's average net assets used to pay its annual administrative and advisory expenses. These expenses directly reduce returns to investors.
--------------------------------------------------------------------------------
FOREIGN HOLDINGS. The percentage of a fund's equity assets represented by stocks or American Depositary Receipts of companies based outside the United States.
--------------------------------------------------------------------------------
MEDIAN MARKET CAP. An indicator of the size of companies in which a fund invests; the midpoint of market capitalization (market price x shares outstanding) of a fund's stocks, weighted by the proportion of the fund's assets invested in each stock. Stocks representing half of the fund's assets have market capitalizations above the median, and the rest are below it.
--------------------------------------------------------------------------------
PRICE/BOOK RATIO. The share price of a stock divided by its net worth, or book value, per share. For a fund, the weighted average price/book ratio of the stocks it holds.
--------------------------------------------------------------------------------
PRICE/EARNINGS RATIO. The ratio of a stock's current price to its per-share earnings over the past year. For a fund, the weighted average P/E of the stocks it holds. P/E is an indicator of market expectations about corporate prospects; the higher the P/E, the greater the expectations for a company's future growth.
--------------------------------------------------------------------------------
R-SQUARED. A measure of how much of a fund's past returns can be explained by the returns from the market in general, as measured by a comparative index or an overall market index. If a fund's total returns were precisely synchronized with an index's returns, its R-squared would be 1.00. If the fund's returns bore no relationship to the index's returns, its R-squared would be 0.
--------------------------------------------------------------------------------
RETURN ON EQUITY. The annual average rate of return generated by a company during the past five years for each dollar of shareholder's equity (net income divided by shareholder's equity). For a fund, the weighted average return on equity for the companies whose stocks it holds.
--------------------------------------------------------------------------------
TURNOVER RATE. An indication of the fund's trading activity. Funds with high turnover rates incur higher transaction costs and are more likely to distribute capital gains (which are taxable to investors).
--------------------------------------------------------------------------------
YIELD. A snapshot of a fund's income from interest and dividends. The yield, expressed as a percentage of the fund's net asset value, is based on income earned over the past 30 days and is annualized, or projected forward for the coming year. The index yield is based on the current annualized rate of dividends paid on stocks in the index.
--------------------------------------------------------------------------------

PERFORMANCE SUMMARY AS OF MARCH 31, 2003

All of the returns in this report represent past performance, which cannot be used to predict future returns that may be achieved by the fund. Note, too, that both share price and return can fluctuate widely. An investor's shares, when redeemed, could be worth more or less than their original cost. The returns shown do not reflect taxes that a shareholder would pay on fund distributions or on the redemption of fund shares.

EQUITY INCOME FUND
--------------------------------------------------------------------------------
FISCAL-YEAR TOTAL RETURNS (%) SEPTEMBER 30, 1992-MARCH 31, 2003

                            EQUITY INCOME              RUSSELL
                            FUND INVESTOR            1000 VALUE
                                SHARES                  INDEX

1993                             19.2                    25.4
1994                             -2.2                    -0.7
1995                             24.8                    27.7
1996                             18.2                    17.9
1997                             34.2                    42.3
1998                              9.5                     3.6
1999                             12.6                    18.7
2000                              6.3                     8.9
2001                             -0.8                    -8.9
2002                            -17.9                   -16.9
2003*                             2.3                     3.9
--------------------------------------------------------------------------------
*Six months ended March 31, 2003.
Note: See Financial Highlights tables on pages 18 and 19 for dividend and capital gains information.

--------------------------------------------------------------------------------
AVERAGE ANNUAL TOTAL RETURNS FOR PERIODS ENDED MARCH 31, 2003

                                                               TEN YEARS
                                       ONE       FIVE --------------------------
                    INCEPTION DATE    YEAR      YEARS  CAPITAL   INCOME   TOTAL
--------------------------------------------------------------------------------
EQUITY INCOME FUND
  Investor Shares     3/21/1988    -23.26%     -1.41%    5.27%    3.38%   8.65%
  Admiral Shares      8/13/2001    -23.22     -13.59*      --       --       --
--------------------------------------------------------------------------------
*Return since inception.

NOTICE TO SHAREHOLDERS

At a special meeting of shareholders on December 3, 2002, fund shareholders approved the following proposals:

* ELECT TRUSTEES FOR THE FUND.* The individuals listed in the table below were elected as trustees for the fund. All trustees except Mr. Gupta served as trustees to the fund prior to the shareholder meeting.

--------------------------------------------------------------------------------
TRUSTEE                               FOR            WITHHELD     PERCENTAGE FOR
--------------------------------------------------------------------------------
John J. Brennan             1,772,819,339          36,611,554              98.0%
Charles D. Ellis            1,773,684,241          35,746,652              98.0
Rajiv L. Gupta              1,765,615,716          43,815,177              97.6
JoAnn Heffernan Heisen      1,773,263,714          36,167,180              98.0
Alfred M. Rankin, Jr.       1,774,063,002          35,367,891              98.0
J. Lawrence Wilson          1,770,888,452          38,542,441              97.9
--------------------------------------------------------------------------------
*Results are for all funds within the same trust.

* CHANGE THE FUND'S POLICY ON INVESTING IN OTHER MUTUAL FUNDS. This change enables the fund to invest its cash reserves in specially created money market and short-term bond funds. This new cash management program, which is similar to those of other large mutual fund complexes, should help the fund to achieve greater diversification and to earn modestly higher returns on its cash reserves. The fund will need Securities and Exchange Commission approval before implementing this new cash management program.

--------------------------------------------------------------------------------
                                                       BROKER        PERCENTAGE
     FOR            AGAINST          ABSTAIN         NON-VOTES          FOR
--------------------------------------------------------------------------------
1,284,443,262      2,582,813       43,845,098       57,053,516          88.1%
--------------------------------------------------------------------------------
Note: Vote tabulations are rounded to the nearest whole number.

FINANCIAL STATEMENTS                                  MARCH 31, 2003 (UNAUDITED)

STATEMENT OF NET ASSETS

This Statement provides a detailed list of the fund's holdings, including each security's market value on the last day of the reporting period. Securities are grouped and subtotaled by asset type (common stocks, bonds, etc.) and by industry sector. Other assets are added to, and liabilities are subtracted from, the value of Total Investments to calculate the fund's Net Assets. Finally, Net Assets are divided by the outstanding shares of the fund to arrive at its share price, or Net Asset Value (NAV) Per Share.

     At the end of the Statement of Net Assets, you will find a table displaying the composition of the fund's net assets. Because all income and any realized gains must be distributed to shareholders each year, the bulk of net assets consists of Paid-in Capital (money invested by shareholders). The amounts shown for Undistributed Net Investment Income and Accumulated Net Realized Gains usually approximate the sums the fund had available to distribute to shareholders as income dividends or capital gains as of the statement date, but may differ because certain investments or transactions may be treated differently for financial statement and tax purposes. Any Accumulated Net Realized Losses, and any cumulative excess of distributions over net income or net realized gains, will appear as negative balances. Unrealized Appreciation (Depreciation) is the difference between the market value of the fund's investments and their cost, and reflects the gains (losses) that would be realized if the fund were to sell all of its investments at their statement-date values.

--------------------------------------------------------------------------------
                                                                         MARKET
                                                                         VALUE*
EQUITY INCOME FUND                                     SHARES             (000)
--------------------------------------------------------------------------------
COMMON STOCKS (92.4%)(1)
--------------------------------------------------------------------------------
AUTO & Transportation (1.7%)

  CSX Corp.                                           492,600   $        14,049
  Genuine Parts Co.                                   201,846             6,158
  Union Pacific Corp.                                 111,600             6,138
  Norfolk Southern Corp.                              264,258             4,905
  Ford Motor Co.                                      505,788             3,804
  Visteon Corp.                                        34,030               202
                                                                ----------------
                                                                         35,256
                                                                ----------------
CONSUMER DISCRETIONARY (6.0%)
  Kimberly-Clark Corp.                                491,575            22,347
  Gillette Co.                                        400,500            12,391
  May Department Stores Co.                           589,904            11,733
  The Stanley Works                                   456,400            10,949
  McDonald's Corp.                                    562,900             8,140
* Accenture Ltd.                                      473,700             7,342
  Tribune Co.                                         157,100             7,071
  The McGraw-Hill Cos., Inc.                          111,200             6,182
  J.C. Penney Co., Inc.
   (Holding Company)                                  313,580             6,159
  The Walt Disney Co.                                 299,400             5,096
  Newell Rubbermaid, Inc.                             163,000             4,621
  Whirlpool Corp.                                      84,400             4,138
  Gannett Co., Inc.                                    57,800             4,071
  Eastman Kodak Co.                                   129,224             3,825
  Sears, Roebuck & Co.                                142,629             3,445
  Home Depot, Inc.                                    124,500             3,033
* BearingPoint, Inc.                                  400,400             2,551
  International Flavors &
    Fragrances, Inc.                                   68,300             2,123
  Avon Products, Inc.                                  23,200             1,324
                                                                ----------------
                                                                        126,541
                                                                ----------------
CONSUMER STAPLES (8.0%)
  Altria Group, Inc.                                  925,050            27,715
  Procter & Gamble Co.                                278,000            24,756
  H.J. Heinz Co.                                      604,140            17,641
  PepsiCo, Inc.                                       439,740            17,590
  Anheuser-Busch Cos., Inc.                           359,000            16,733
  The Coca-Cola Co.                                   258,300            10,456
  Sara Lee Corp.                                      529,900             9,909
  General Mills, Inc.                                 213,800             9,739
  Kellogg Co.                                         218,600             6,700
  The Clorox Co.                                      135,000             6,233
  Hershey Foods Corp.                                  66,800             4,186
  Campbell Soup Co.                                   197,200             4,141
  Albertson's, Inc.                                   209,800             3,955
  ConAgra Foods, Inc.                                 193,600             3,887
  Kraft Foods Inc.                                    114,400             3,226
  UST, Inc.                                           112,900             3,116
* Del Monte Foods Co.                                  75,002               560
                                                                ----------------
                                                                        170,543
                                                                ----------------

FINANCIAL SERVICES (24.6%)
 BANKS--NEW YORK CITY (1.2%)
  J.P. Morgan Chase & Co.                             785,045            18,613
  The Bank of New York Co., Inc.                      291,300             5,972

--------------------------------------------------------------------------------
                                                                         MARKET
                                                                         VALUE*
EQUITY INCOME FUND                                     SHARES             (000)
--------------------------------------------------------------------------------
 BANKS--OUTSIDE NEW YORK CITY (10.9%)
  Bank of America Corp.                               914,423   $        61,120
  Wachovia Corp.                                      892,800            30,418
  PNC Financial Services Group                        708,994            30,047
  Wells Fargo & Co.                                   595,965            26,812
  U.S. Bancorp                                      1,067,456            20,260
  Bank One Corp.                                      455,122            15,756
  National City Corp.                                 538,100            14,986
  KeyCorp                                             514,370            11,604
  FleetBoston Financial Corp.                         402,099             9,602
  Comerica, Inc.                                      148,700             5,633
  Mellon Financial Corp.                              230,400             4,898

DIVERSIFIED FINANCIAL SERVICES (3.6%)
  Citigroup, Inc.                                     819,266            28,224
  Marsh & McLennan Cos., Inc.                         480,400            20,479
  Morgan Stanley                                      291,600            11,183
  Merrill Lynch & Co., Inc.                           162,132             5,739
  John Hancock Financial
    Services, Inc.                                    202,900             5,637
  CIT Group Inc.                                      287,700             4,851

FINANCIAL--MISCELLANEOUS (0.6%)
  Fannie Mae                                          208,300            13,612

INSURANCE--MULTILINE (4.3%)
  St. Paul Cos., Inc.                                 751,833            23,908
  CIGNA Corp.                                         319,900            14,626
  Aon Corp.                                           681,700            14,098
  American International Group, Inc.                  236,521            11,696
  The Hartford Financial
    Services Group Inc.                               265,600             9,373
  Lincoln National Corp.                              263,800             7,386
  SAFECO Corp.                                        169,500             5,927
  UnumProvident Corp.                                 466,100             4,568

INSURANCE--PROPERTY-CASUALTY (2.1%)
  XL Capital Ltd. Class A                             326,000            23,074
  The Chubb Corp.                                     276,501            12,255
  Ace, Ltd.                                           310,200             8,980
  Travelers Property
    Casualty Corp. Class A                             35,722               503

REAL ESTATE INVESTMENT TRUST (0.3%)
  Archstone-Smith Trust REIT                          275,300             6,046
  Equity Office Properties Trust REIT                  29,200               743

SAVINGS & Loan (1.6%)
  Washington Mutual, Inc.                             967,765            34,133
                                                                ----------------
                                                                        522,762
                                                                ----------------
HEALTH CARE (10.2%)
  Merck & Co., Inc.                                   909,100            49,801
  Bristol-Myers Squibb Co.                          1,383,100            29,225
  Pharmacia Corp.                                     535,700            23,196
  GlaxoSmithKline PLC ADR                             566,504            19,935
  Wyeth                                               454,800            17,201
  Pfizer, Inc.                                        520,500            16,219
  Eli Lilly & Co.                                     278,800            15,933
  Schering-Plough Corp.                               773,200            13,786
  Johnson & Johnson                                   207,800            12,025
  Abbott Laboratories                                 293,000            11,020
  Baxter International, Inc.                          412,318             7,686
                                                                ----------------
                                                                        216,027
                                                                ----------------
INTEGRATED OILS (11.0%)
  ExxonMobil Corp.                                  2,607,764            91,141
  ChevronTexaco Corp.                                 855,060            55,280
  BP PLC ADR                                          866,786            33,449
  Shell Transport &
  Trading Co. ADR                                     647,000            23,434
  Royal Dutch Petroleum Co. ADR                       367,700            14,984
  ConocoPhillips                                      105,800             5,671
  Unocal Corp.                                        190,700             5,017
  Marathon Oil Corp.                                  165,300             3,962
                                                                ----------------
                                                                        232,938
                                                                ----------------
OTHER ENERGY (1.8%)
* IHC Caland NV                                       397,400            16,947
  Burlington Resources, Inc.                          116,400             5,553
  Schlumberger Ltd.                                   141,900             5,394
  Baker Hughes, Inc.                                  119,300             3,571
  Williams Cos., Inc.                                 749,400             3,432
  El Paso Corp.                                       494,950             2,994
                                                                ----------------
                                                                         37,891
                                                                ----------------
MATERIALS & Processing (7.2%)
  E.I. du Pont de Nemours & Co.                       792,227            30,786
  Weyerhaeuser Co.                                    511,400            24,460
  Dow Chemical Co.                                    866,237            23,917
  Ashland, Inc.                                       477,400            14,164
  Monsanto Co.                                        685,191            11,237
  International Paper Co.                             317,252            10,723
  Masco Corp.                                         516,300             9,614
  Alcoa Inc.                                          333,300             6,459
  PPG Industries, Inc.                                136,900             6,171
  Alcan Inc.                                          210,100             5,862
  Eastman Chemical Co.                                186,700             5,412
  Archer-Daniels-Midland Co.                          391,700             4,230
* Crown Holdings, Inc.                                125,000               703
                                                                ----------------
                                                                        153,738
                                                                ----------------
PRODUCER DURABLES (3.1%)
  Caterpillar, Inc.                                   466,564            22,955
  Emerson Electric Co.                                336,859            15,277
  Deere & Co.                                         241,046             9,463
  Koninklijke (Royal) Philips
    Electronics N.V.                                  432,800             6,747
  The Boeing Co.                                      211,700             5,305

--------------------------------------------------------------------------------
                                                                         MARKET
                                                                         VALUE*
EQUITY INCOME FUND                                     SHARES             (000)
--------------------------------------------------------------------------------
  Pitney Bowes, Inc.                                  165,500   $         5,283
  Ingersoll-Rand Co.                                   47,600             1,837
  Lockheed Martin Corp.                                 3,100               147
                                                                ----------------
                                                                         67,014
                                                                ----------------
TECHNOLOGY (1.5%)
  Hewlett-Packard Co.                                 954,500            14,842
  Raytheon Co.                                        333,100             9,450
  International Business
    Machines Corp.                                     81,600             6,400
  Rockwell Automation, Inc.                            95,700             1,981
                                                                ----------------
                                                                         32,673
                                                                ----------------
UTILITIES (14.3%)
  Verizon Communications                            2,077,857            73,452
  SBC Communications Inc.                           2,355,873            47,259
  BellSouth Corp.                                   1,573,904            34,107
  Questar Corp.                                       722,500            21,364
  FPL Group, Inc.                                     260,335            15,342
  Dominion Resources, Inc.                            276,081            15,287
  Exelon Corp.                                        269,800            13,601
  National Fuel Gas Co.                               506,100            11,068
  DTE Energy Co.                                      228,500             8,832
  Progress Energy, Inc.                               225,500             8,828
  Southern Co.                                        307,610             8,748
  Wisconsin Energy Corp.                              241,900             6,144
  Pinnacle West Capital Corp.                         165,700             5,508
  NICOR Inc.                                          191,000             5,218
  KeySpan Corp.                                       161,300             5,202
  ScottishPower PLC ADR                               182,845             4,386
  Duke Energy Corp.                                   293,604             4,269
* Comcast Corp. Class A                               140,376             4,013
  SCANA Corp.                                          92,800             2,777
  AT&T Corp.                                          156,770             2,540
  Allegheny Energy, Inc.                              320,600             1,991
  American Electric Power Co., Inc.                    85,760             1,960
* Edison International                                135,840             1,860
                                                                ----------------
                                                                        303,756
                                                                ----------------
OTHER (3.0%)
  General Electric Co.                              1,044,600            26,637
  3M Co.                                              113,807            14,798
  Honeywell International Inc.                        398,862             8,520
  Tyco International Ltd.                             468,900             6,030
  Fortune Brands, Inc.                                126,731             5,433
  Textron, Inc.                                       125,500             3,446
                                                                ----------------
                                                                         64,864
                                                                ----------------
--------------------------------------------------------------------------------
TOTAL COMMON STOCKS (Cost $1,811,192)                                 1,964,003
--------------------------------------------------------------------------------
CONVERTIBLE PREFERRED STOCK (0.1%)
--------------------------------------------------------------------------------
  Raytheon Co.
    8.25% Cvt. Pfd.
    (Cost $1,879)                                      37,000             1,897
--------------------------------------------------------------------------------
CONVERTIBLE BONDS (0.3%)
--------------------------------------------------------------------------------
  Hewlett Packard Co. Cvt.
    (2) 0.00%, 10/14/2017                             $ 6,750             3,248
  Incyte Genomics, Inc. Cvt.
    5.50%, 2/1/2007                                     1,500             1,031
  Regeneron Pharmaceutical, Inc. Cvt.
    5.50%, 10/17/2008                                   2,500             2,294
--------------------------------------------------------------------------------
    TOTAL CONVERTIBLE BONDS (Cost $7,605)                                 6,573
--------------------------------------------------------------------------------
TEMPORARY INVESTMENTS (7.8%)(1)
--------------------------------------------------------------------------------
                                                       SHARES
                                                    ---------
VANGUARD INDEX PARTICIPATION
  EQUITY RECEIPTS--TOTAL STOCK MARKET                350,000             27,811

                                                         FACE
                                                       AMOUNT
                                                        (000)
                                                    ---------
FEDERAL NATIONAL MORTGAGE ASSN.
  (3) 1.25%, 4/9/2003                                 $ 6,000             5,999
REPURCHASE AGREEMENTS
Collateralized by U.S. Government
  Obligations in a Pooled
  Cash Account
  1.32%, 4/1/2003                                     129,945           129,945
  1.32%, 4/1/2003--Note G                               2,631             2,631
--------------------------------------------------------------------------------
TOTAL TEMPORARY INVESTMENTS (Cost $171,086)                             166,386
--------------------------------------------------------------------------------
TOTAL INVESTMENTS (100.6%) (Cost $1,991,762)                          2,138,859
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
OTHER ASSETS AND LIABILITIES (-0.6%)
--------------------------------------------------------------------------------
Other Assets--Note C                                                     12,119
Liabilities--Note G                                                     (25,588)
                                                                ----------------
                                                                        (13,469)
                                                                ----------------
--------------------------------------------------------------------------------
NET ASSETS (100%)                                               $     2,125,390
================================================================================
*See Note A in Notes to Financial Statements.
*Non-income-producing security.
(1) The fund invests a portion of its cash reserves in equity markets through the use of index futures contracts and exchange-traded funds. After giving effect to these investments, the fund's effective common stock and temporary cash investment positions represent 96.4% and 3.8%, respectively, of net assets. See Note E in Notes to Financial Statements.
(2) Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be sold in transactions exempt from registration, normally to qualified institutional buyers. At March 31, 2003, the value of these securities represented 0.2% of net assets.
(3)  Security segregated as initial margin for open futures contracts.
ADR--American Depositary Receipt.
REIT--Real Estate Investment Trust.

--------------------------------------------------------------------------------
                                                                         AMOUNT
                                                                          (000)
--------------------------------------------------------------------------------
AT MARCH 31, 2003, NET ASSETS CONSISTED OF:
--------------------------------------------------------------------------------
Paid-in Capital                                                 $     2,067,000
Overdistributed Net Investment Income                                    (2,194)
Accumulated Net Realized Losses                                         (88,043)
Unrealized Appreciation
Investment Securities                                                   147,097
Futures Contracts                                                         1,530
--------------------------------------------------------------------------------
  NET ASSETS                                                    $     2,125,390
================================================================================
Investor Shares--Net Assets
Applicable to 104,925,943 outstanding $.001
  par value shares of beneficial interest
    (unlimited authorization)                                   $     1,838,116
--------------------------------------------------------------------------------
NET ASSET VALUE PER SHARE-- INVESTOR SHARES                     $         17.52
================================================================================
Admiral Shares--Net Assets
Applicable to 7,823,924 outstanding $.001
  par value shares of beneficial interest
    (unlimited authorization)                                   $       287,274
--------------------------------------------------------------------------------
NET ASSET VALUE PER SHARE-- ADMIRAL SHARES                      $         36.72
================================================================================
See Note E in Notes to Financial Statements for the tax-basis components of net assets.

STATEMENT OF OPERATIONS

This Statement shows the types of income earned by the fund during the reporting period, and details the operating expenses charged to each class of its shares. These expenses directly reduce the amount of investment income available to pay to shareholders as income dividends. This Statement also shows any Net Gain
(Loss) realized on the sale of investments, and the increase or decrease in the Unrealized Appreciation (Depreciation) of investments during the period.

--------------------------------------------------------------------------------
                                                            EQUITY INCOME FUND
                                                SIX MONTHS ENDED MARCH 31, 2003
                                                                           (000)
--------------------------------------------------------------------------------
INVESTMENT INCOME
INCOME
  Dividends*                                                           $ 31,478
  Interest                                                                1,190
  Security Lending                                                           31
--------------------------------------------------------------------------------
    Total Income                                                $        32,699
--------------------------------------------------------------------------------
EXPENSES
Investment Advisory Fees--Note B
  Basic Fee                                                               1,756
  Performance Adjustment                                                    379
The Vanguard Group--Note C
  Management and Administrative
    Investor Shares                                                       2,599
    Admiral Shares                                                          268
  Marketing and Distribution
    Investor Shares                                                         130
    Admiral Shares                                                           18
Custodian Fees                                                               22
Shareholders' Reports and Proxies
  Investor Shares                                                            67
  Admiral Shares                                                              1
Trustees' Fees and Expenses                                                   2
--------------------------------------------------------------------------------
    Total Expenses                                                        5,242
    Expenses Paid Indirectly--Note D                                       (181)
--------------------------------------------------------------------------------
  Net Expenses                                                            5,061
--------------------------------------------------------------------------------
NET INVESTMENT INCOME                                                    27,638
--------------------------------------------------------------------------------
REALIZED NET GAIN (LOSS)
  Investment Securities Sold*                                           (82,395)
  Futures Contracts                                                      (5,876)
--------------------------------------------------------------------------------
REALIZED NET GAIN (LOSS)                                                (88,271)
--------------------------------------------------------------------------------
CHANGE IN UNREALIZED APPRECIATION (DEPRECIATION)
  Investment Securities                                                  97,610
  Futures Contracts                                                       4,500
--------------------------------------------------------------------------------
CHANGE IN UNREALIZED APPRECIATION (DEPRECIATION)                        102,110
--------------------------------------------------------------------------------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS $        41,477
================================================================================
* Dividend income and realized net gain (loss) from affiliated companies of the fund were $197,000 and $(8,221,000), respectively.

STATEMENT OF CHANGES IN NET ASSETS

This Statement shows how the fund's total net assets changed during the two most recent reporting periods. The Operations section summarizes information detailed in the Statement of Operations. The amounts shown as Distributions to shareholders from the fund's net income and capital gains may not match the amounts shown in the Operations section, because distributions are determined on a tax basis and may be made in a period different from the one in which the income was earned or the gains were realized on the financial statements. The Capital Share Transactions section shows the net amount shareholders invested in or redeemed from the fund. Distributions and Capital Share Transactions are shown separately for each class of shares.

--------------------------------------------------------------------------------
                                                     EQUITY INCOME FUND
                                        ----------------------------------------
                                               SIX MONTHS                  YEAR
                                                    ENDED                 ENDED
                                           MARCH 31, 2003        SEPT. 30, 2002
                                                    (000)                 (000)
--------------------------------------------------------------------------------
INCREASE (DECREASE) IN NET ASSETS
OPERATIONS
  Net Investment Income                      $     27,638       $        54,023
  Realized Net Gain (Loss)                        (88,271)               (1,771)
  Change in Unrealized Appreciation
    (Depreciation)                                102,110              (504,573)
--------------------------------------------------------------------------------
  Net Increase (Decrease) in Net Assets
     Resulting from Operations                     41,477              (452,321)
--------------------------------------------------------------------------------
DISTRIBUTIONS
Net Investment Income
  Investor Shares                                 (25,861)              (48,065)
  Admiral Shares                                   (4,147)               (6,100)
Realized Capital Gain
  Investor Shares                                      --               (58,033)
  Admiral Shares                                       --                (5,987)
--------------------------------------------------------------------------------
    Total Distributions                           (30,008)             (118,185)
--------------------------------------------------------------------------------
CAPITAL SHARE TRANSACTIONS--NOTE H
  Investor Shares                                  50,923                94,108
  Admiral Shares                                   34,715               161,021
--------------------------------------------------------------------------------
  Net Increase (Decrease) from Capital
    Share Transactions                             85,638               255,129
--------------------------------------------------------------------------------
    Total Increase (Decrease)                      97,107              (315,377)
--------------------------------------------------------------------------------
NET ASSETS
  Beginning of Period                           2,028,283             2,343,660
--------------------------------------------------------------------------------
  End of Period                              $  2,125,390       $     2,028,283
================================================================================

FINANCIAL HIGHLIGHTS

This table summarizes the fund's investment results and distributions to shareholders on a per-share basis for each class of shares. It also presents the Total Return and shows net investment income and expenses as percentages of average net assets. These data will help you assess: the variability of the fund's net income and total returns from year to year; the relative contributions of net income and capital gains to the fund's total return; how much it costs to operate the fund; and the extent to which the fund tends to distribute capital gains. The table also shows the Portfolio Turnover Rate, a measure of trading activity. A turnover rate of 100% means that the average security is held in the fund for one year.

EQUITY INCOME FUND INVESTOR SHARES
-------------------------------------------------------------------------------------------------------------------
                                                                      YEAR ENDED SEPTEMBER 30,
FOR A SHARE OUTSTANDING                   SIX MONTHS ENDED  -------------------------------------------------------
THROUGHOUT EACH PERIOD                      MARCH 31, 2003      2002       2001         2000       1999       1998
-------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD                $17.36    $22.22     $24.06       $24.14     $22.80     $22.28
-------------------------------------------------------------------------------------------------------------------
INVESTMENT OPERATIONS
  Net Investment Income                                .23       .48       .539          .62       .64         .64
  Net Realized and Unrealized Gain (Loss)
    on Investments                                     .18     (4.26)     (.699)         .81       2.20       1.44
-------------------------------------------------------------------------------------------------------------------
  Total from Investment Operations                     .41     (3.78)     (.160)        1.43       2.84       2.08
-------------------------------------------------------------------------------------------------------------------
DISTRIBUTIONS
  Dividends from Net Investment Income               (.25)      (.48)     (.540)        (.64)      (.67)      (.67)
  Distributions from Realized Capital Gains             --      (.60)    (1.140)        (.87)      (.83)      (.89)
-------------------------------------------------------------------------------------------------------------------
  Total Distributions                                 (.25)    (1.08)    (1.680)       (1.51)     (1.50)     (1.56)
-------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, END OF PERIOD                      $17.52    $17.36     $22.22       $24.06     $24.14     $22.80
===================================================================================================================

TOTAL RETURN                                         2.30%   -17.89%     -0.81%        6.28%     12.56%      9.54%
===================================================================================================================

RATIOS/SUPPLEMENTAL DATA
  Net Assets, End of Period (Millions)              $1,838    $1,776     $2,182       $2,420     $3,009     $2,378
  Ratio of Total Expenses to
    Average Net Assets                              0.49%*     0.46%      0.47%        0.43%      0.41%      0.39%
  Ratio of Net Investment Income to
    Average Net Assets                              2.52%*     2.21%      2.26%        2.59%      2.59%      2.80%
  Portfolio Turnover Rate                             32%*       21%        31%          36%        18%        23%
===================================================================================================================
*Annualized.

EQUITY INCOME FUND ADMIRAL SHARES
--------------------------------------------------------------------------------

                                      SIX MONTHS ENDED   YEAR ENDED  AUG. 13* TO
                                             MARCH 31,    SEPT. 30,    SEPT. 30,
FOR A SHARE OUTSTANDING THROUGHOUT               2003         2002         2001
EACH PERIOD
--------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD            $36.39       $46.57      $50.00
--------------------------------------------------------------------------------
INVESTMENT OPERATIONS
  Net Investment Income                           .502        1.040        .128
  Net Realized and Unrealized Gain (Loss)
    on Investments                                .370       (8.918)     (3.301)
--------------------------------------------------------------------------------
    Total from Investment Operations              .872       (7.878)     (3.173)
--------------------------------------------------------------------------------
DISTRIBUTIONS
  Dividends from Net Investment Income           (.542)      (1.044)      (.257)
  Distributions from Realized Capital Gains         --       (1.258)         --
--------------------------------------------------------------------------------
    Total Distributions                          (.542)      (2.302)      (.257)
--------------------------------------------------------------------------------
NET ASSET VALUE, END OF PERIOD                  $36.72       $36.39      $46.57
================================================================================
TOTAL RETURN                                     2.33%      -17.80%      -6.31%
================================================================================
RATIOS/SUPPLEMENTAL DATA

Net Assets, End of Period (Millions)              $287         $253        $162
Ratio of Total Expenses to
  Average Net Assets                           0.39%**        0.39%     0.39%**
Ratio of Net Investment Income to
  Average Net Assets                           2.62%**        2.29%     2.11%**
Portfolio Turnover Rate                          32%**          21%         31%
================================================================================
*Inception.
**Annualized.

NOTES TO FINANCIAL STATEMENTS

Vanguard Equity Income Fund is registered under the Investment Company Act of 1940 as an open-end investment company, or mutual fund. The fund offers two classes of shares, Investor Shares and Admiral Shares. Investor Shares are available to any investor who meets the fund's minimum purchase requirements. Admiral Shares are designed for investors who meet certain administrative, servicing, tenure, and account-size criteria. A. The following significant accounting policies conform to generally accepted accounting principles for U.S. mutual funds. The fund consistently follows such policies in preparing its financial statements.

     1. SECURITY VALUATION: Equity securities are valued at the latest quoted sales prices as of the close of trading on the New York Stock Exchange (generally 4:00 p.m. Eastern time) on the valuation date; such securities not traded on the valuation date are valued at the mean of the latest quoted bid and asked prices. Prices are taken from the primary market in which each security trades. Temporary cash investments acquired over 60 days to maturity are valued using the latest bid prices or using valuations based on a matrix system (which considers such factors as security prices, yields, maturities, and ratings), both as furnished by independent pricing services. Other temporary cash investments are valued at amortized cost, which approximates market value. Securities for which market quotations are not readily available are valued by methods deemed by the board of trustees to represent fair value.

     2. FUTURES CONTRACTS: The fund uses S&P 500 Index and S&P MidCap 400 Index futures contracts to a limited extent, with the objective of maintaining full exposure to the stock market while maintaining liquidity. The fund may purchase or sell futures contracts to achieve a desired level of investment, whether to accommodate portfolio turnover or cash flows from capital share transactions. The primary risks associated with the use of futures contracts are imperfect correlation between changes in market values of stocks held by the fund and the prices of futures contracts, and the possibility of an illiquid market.

     Futures contracts are valued at their quoted daily settlement prices. The aggregate principal amounts of the contracts are not recorded in the financial statements. Fluctuations in the value of the contracts are recorded in the Statement of Net Assets as an asset (liability) and in the Statement of Operations as unrealized appreciation (depreciation) until the contracts are closed, when they are recorded as realized futures gains (losses).

     3. REPURCHASE AGREEMENTS: The fund, along with other members of The Vanguard Group, transfers uninvested cash balances to a pooled cash account, which is invested in repurchase agreements secured by U.S. government securities. Securities pledged as collateral for repurchase agreements are held by a custodian bank until the agreements mature. Each agreement requires that the market value of the collateral be sufficient to cover payments of interest and principal; however, in the event of default or bankruptcy by the other party to the agreement, retention of the collateral may be subject to legal proceedings.

     4. FEDERAL INCOME TAXES: The fund intends to continue to qualify as a regulated investment company and distribute all of its taxable income. Accordingly, no provision for federal income taxes is required in the financial statements.

     5. DISTRIBUTIONS: Distributions to shareholders are recorded on the ex-dividend date.

     6. OTHER: Dividend income is recorded on the ex-dividend date. Security transactions are accounted for on the date securities are bought or sold. Costs used to determine realized gains (losses) on the sale of investment securities are those of the specific securities sold.

     Each class of shares has equal rights as to assets and earnings, except that each class separately bears certain class-specific expenses related to maintenance of shareholder accounts (included in Management and Administrative expenses), shareholder reporting, and proxies. Marketing and distribution expenses are allocated to each class of shares based on a method approved by the board of trustees. Income, other non-class-specific expenses, and gains and losses on investments are allocated to each class of shares based on its relative net assets.

B. Newell Associates, John A. Levin & Co., Inc., and Wellington Management Company, llp, provide investment advisory services to the fund for fees calculated at an annual percentage rate of average net assets. The basic fee for John A. Levin & Co., Inc., is subject to quarterly adjustments based on performance for the preceding three years relative to the S&P 500 Index. The basic fee for Wellington Management Company, llp, is subject to quarterly adjustments based on performance for the preceding three years relative to the Lipper Equity Income average.

     The Vanguard Group manages the cash reserves of the fund on an at-cost basis.

     For the six months ended March 31, 2003, the aggregate investment advisory fee represented an effective annual basic rate of 0.16% of the fund's average net assets before an increase of $379,000 (0.03%) based on performance.

C. The Vanguard Group furnishes at cost corporate management, administrative, marketing, and distribution services. The costs of such services are allocated to the fund under methods approved by the board of trustees. The fund has committed to provide up to 0.40% of its net assets in capital contributions to Vanguard. At March 31, 2003, the fund had contributed capital of $406,000 to Vanguard (included in Other Assets), representing 0.02% of the fund's net assets and 0.41% of Vanguard's capitalization. The fund's trustees and officers are also directors and officers of Vanguard.

D. The fund has asked its investment advisers to direct certain security trades, subject to obtaining the best price and execution, to brokers who have agreed to rebate to the fund part of the commissions generated. Such rebates are used solely to reduce the fund's management and administrative expenses. The fund's custodian bank has also agreed to reduce its fees when the fund maintains cash on deposit in the non-interest-bearing custody account. For the six months ended March 31, 2003, directed brokerage and custodian fee offset arrangements reduced expenses by $178,000 and $3,000, respectively. The total expense reduction represented an effective annual rate of 0.02% of the fund's average net assets.

E. Distributions are determined on a tax basis and may differ from net investment income and realized capital gains for financial reporting purposes. Differences may be permanent or temporary. Permanent differences are reclassified among capital accounts in the financial statements to reflect their tax character. Temporary differences arise when certain items of income, expense, gain, or loss are recognized in different periods for financial statement and tax purposes; these differences will reverse at some time in the future. Differences in classification may also result from the treatment of short-term gains as ordinary income for tax purposes.

     The fund's tax-basis capital gains and losses are determined only at the end of each fiscal year. For tax purposes, at September 30, 2002, the fund had available realized losses of $2,475,000 to offset future net capital gains of $1,047,000 through September 30, 2010, and $1,428,000 through September 30, 2011. The fund will use these capital losses to offset net taxable capital gains, if any, realized during the year ending September 30, 2003; should the fund realize net capital losses for the year, the losses will be added to the loss carryforward balances above.

     At March 31, 2003, net unrealized appreciation of investment securities for tax purposes was $147,097,000, consisting of unrealized gains of $367,751,000 on securities that had risen in value since their purchase and $220,654,000 in unrealized losses on securities that had fallen in value since their purchase.

     At March 31, 2003, the aggregate settlement value of open futures contracts expiring in June 2003 and the related unrealized appreciation were:
--------------------------------------------------------------------------------
                                                              (000)
                                                --------------------------------
                                                  AGGREGATE           UNREALIZED
                                 NUMBER OF       SETTLEMENT         APPRECIATION
FUTURES CONTRACTS           LONG CONTRACTS            VALUE       (DEPRECIATION)
--------------------------------------------------------------------------------
S&P 500 Index                          252          $53,361              $1,344
S&P MidCap 400 Index                    20            4,095                 186
--------------------------------------------------------------------------------

     Unrealized appreciation on open futures contracts is required to be treated as realized gain for tax purposes.

F. During the six months ended March 31, 2003, the fund purchased $353,245,000 of investment securities and sold $326,058,000 of investment securities other than temporary cash investments.

G. The market value of securities on loan to broker/dealers at March 31, 2003, was $2,358,000, for which the fund held cash collateral of $2,631,000. The fund invests cash collateral received in repurchase agreements, and records a liability for the return of the collateral, during the period the securities are on loan.

H. Capital share transactions for each class of shares were:

--------------------------------------------------------------------------------
                                       SIX MONTHS ENDED             YEAR ENDED
                                         MARCH 31, 2003      SEPTEMBER 30, 2002
                                 -------------------------- --------------------
                                   AMOUNT        SHARES      AMOUNT       SHARES
                                    (000)         (000)       (000)        (000)
--------------------------------------------------------------------------------
Investor Shares
  Issued                          $196,688       10,686    $436,877      19,912
  Issued in Lieu of Cash
    Distributions                   22,799        1,240      95,491       4,454
  Redeemed                        (168,564)      (9,264)   (438,260)    (20,301)
                                 -----------------------------------------------
  Net Increase (Decrease)--
    Investor Shares                 50,923        2,662      94,108       4,065
                                 -----------------------------------------------
Admiral Shares
  Issued                            63,213        1,634     184,238       4,017
  Issued in Lieu of Cash
    Distributions                    3,262           85      10,312         231
  Redeemed                         (31,760)        (835)    (33,529)       (787)
                                 -----------------------------------------------
  Net Increase (Decrease)--
    Admiral Shares                  34,715          884     161,021       3,461
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
INVESTING IS FAST AND EASY ON VANGUARD.COM

If you're like many Vanguard investors, you believe in planning and taking control of your own investments. Vanguard.com(R) was built for you--and it's getting better all the time.

MANAGE YOUR INVESTMENTS WITH EASE

Log on to Vanguard.com and:
* See what you own (at Vanguard and elsewhere) and how you're doing by using our Consolidated View(TM) tool.

*    Check your overall asset allocation, no matter where your assets are held.

*    Compare your holdings with industry benchmarks.

*    Analyze your personal performance.

* Invest online and even manage the mail you get from us. (Prefer to get fund reports like this one online? Just let us know!)

* Set up a Watch List to make it easy to track funds and securities of interest.

PLAN YOUR INVESTMENTS WITH CONFIDENCE

Go to our PLANNING & ADVICE and RESEARCH FUNDS & STOCKS sections and:
* Take our Investor Questionnaire to find out what asset allocation might best suit your needs.

*    Find out how much you should save for retirement and for college costs.

* Discover how investment costs affect your bottom line by using our Compare Fund Costs tool.

* Find out how to maximize your after-tax returns in our PlainTalk(R) guide Be a Tax-Savvy Investor.

*    Attend our quarterly PlainTalk webcasts on investing.

Find out what Vanguard.com can do for you. Log on today!

CAPITALIZE ON YOUR IRA

Are you taking full advantage of your individual retirement account? You really should be. The contribution limits on IRAs were recently raised, making these tax-deferred accounts more powerful options for retirement savers. Here's how you can exploit your IRA--and improve your chances of having the retirement of your dreams.

* CONTRIBUTE THE MAXIMUM AMOUNT EACH YEAR.

It may be an obvious point, but if you invest as much in your IRA as the law allows--currently $3,000 per tax year if you are under age 50 and $3,500 if you are age 50 or over--you will increase the odds of meeting your retirement goals. "Max out" every year you can.

* MAKE IT AUTOMATIC.

Put your IRA on autopilot by taking advantage of Vanguard's Automatic Investment Plan. Your IRA contributions will be deducted from your bank account on a schedule of your choosing, making retirement investing a healthy habit.


* CONSIDER COST.

The owners of low-cost investments keep a larger portion of their gross returns than the owners of high-cost investments. Over the long term, avoiding costlier mutual funds and brokerage commissions could significantly boost your retirement savings. Our low costs are one reason a Vanguard IRA(R) is such a smart choice.

* REQUEST A DIRECT ROLLOVER WHEN YOU CHANGE JOBS.

Don't spend your retirement assets before you've retired. When you change jobs, roll your 401(k) or other employer-sponsored retirement plan assets directly into your IRA.

If you have questions about your IRA, want to transfer an IRA from another institution to Vanguard, or need help with any other IRA transaction, call our Retirement Resource Center at 1-800-205-6189 or visit Vanguard.com. You can open or fund your IRA on our website, and have a confirmation in your hand within minutes.

THE PEOPLE WHO GOVERN YOUR FUND

The trustees of your mutual fund are there to see that the fund is operated and managed in your best interests since, as a shareholder, you are a part owner of the fund. Your fund trustees also serve on the board of directors of The Vanguard Group, Inc., which is owned by the Vanguard(R) funds and provides services to them on an at-cost basis.

     A majority of Vanguard's board members are independent, meaning that they have no affiliation with Vanguard or the funds they oversee, apart from the investments they have made as private individuals. Our independent board members bring distinguished backgrounds in business, academia, and public service to their task of working with Vanguard officers to establish the policies and oversee the activities of the funds.

     Among board members' responsibilities are selecting investment advisers for the funds; monitoring fund operations, performance, and costs; reviewing contracts; nominating and selecting new trustees/directors; and electing Vanguard officers.

--------------------------------------------------------------------------------
JOHN J. BRENNAN*       Chairman  of  the  Board, Chief  Executive  Officer,  and
(Elected 1987)         Director/Trustee of The Vanguard Group, Inc., and of each
                       of the investment companies served by The Vanguard Group.
--------------------------------------------------------------------------------
INDEPENDENT TRUSTEES (YEAR ELECTED)

CHARLES D. ELLIS       The Partners  of  '63  (pro bono  ventures in education);
(2001)                 Senior  Adviser  to Greenwich  Associates  (international
                       business  strategy consulting); Successor Trustee of Yale
                       University; Overseer of  the  Stern School of Business at
                       New York University; Trustee  of  the Whitehead Institute
                       for Biomedical Research.
--------------------------------------------------------------------------------
RAJIV L. GUPTA         Chairman and Chief Executive Officer(since October 1999),
(2001)                 Vice Chairman (January-September 1999),and Vice President
                       (prior to September 1999)of Rohm and Haas Co.(chemicals);
                       Director of Technitrol, Inc. (electronic components), and
                       Agere Systems (communications components);  Board  Member
                       of  the  American  Chemistry  Council;  Trustee of Drexel
                       University.
--------------------------------------------------------------------------------
JOANN HEFFERNAN        Vice President, Chief Information Officer, and Member of
(1998)                 the  Executive  Committee of  Johnson  &  Heisen  Johnson
                       (pharmaceuticals/consumer products);  Director   of   the
                       Medical  Center  at  Princeton  and  Women's Research and
                       Education Institute.
--------------------------------------------------------------------------------
BURTON G. MALKIEL      Chemical   Bank   Chairman's   Professor   of  Economics,
(1977)                 Princeton University;  Director  of  Vanguard  Investment
                       Series plc (Irish investment fund) (since November 2001),
                       Vanguard  Group  (Ireland)   Limited   (Irish  investment
                       management  firm)   (since  November  2001),   Prudential
                       Insurance   Co.   of   America,  BKF  Capital (investment
                       management firm), The Jeffrey Co. (holding company), and
                       NeuVis, Inc. (software company).
--------------------------------------------------------------------------------
ALFRED M. RANKIN,JR.   Chairman,  President,   Chief   Executive   Officer,  and
(1993)                 Director  of  NACCO  Industries,  Inc.  (forklift trucks/
                       housewares/lignite);  Director  of  Goodrich  Corporation
                       (industrial   products/aircraft  systems  and  services);
                       Director  until  1998  of  Standard  Products  Company (a
                       supplier for the automotive industry).
--------------------------------------------------------------------------------
J.LAWRENCE WILSON      Retired  Chairman and Chief Executive Officer of Rohm and
(1985)                 Haas Co. (chemicals);  Director  of  Cummins  Inc.(diesel
                       engines),   MeadWestvaco   Corp.  (paper products),   and
                       AmerisourceBergen  Corp.  (pharmaceutical  distribution);
                       Trustee of Vanderbilt University.
--------------------------------------------------------------------------------
EXECUTIVE OFFICERS*

R. GREGORY BARTON      Secretary; Managing Director and General Counsel  of  The
                       Vanguard Group, Inc. (since September 1997); Secretary of
                       The  Vanguard  Group   and  of  each  of  the  investment
                       companies served by The  Vanguard Group; Principal of The
                       Vanguard Group (prior to September 1997).
--------------------------------------------------------------------------------
THOMAS J. HIGGINS      Treasurer;  Principal  of   The  Vanguard   Group,  Inc.;
                       Treasurer  of  each of the investment companies served by
                       The Vanguard Group.
--------------------------------------------------------------------------------
* Officers of the funds are "interested persons" as defined in the Investment Company Act of 1940.

More  information   about  the  trustees  is  in  the  Statement  of  Additional
Information, available from The Vanguard Group.
--------------------------------------------------------------------------------
VANGUARD SENIOR MANAGEMENT TEAM

MORTIMER J. BUCKLEY,Information Technology.
F. WILLIAM MCNABB, III,Client Relationship Group.
JAMES H. GATELY, Investment Programs and Services.
MICHAEL S. MILLER,Planning and Development.
KATHLEEN C. GUBANICH, Human Resources.
RALPH K. PACKARD,Finance.
IAN A. MACKINNON,Fixed Income Group.
GEORGE U. SAUTER,Quantitative Equity Group.
--------------------------------------------------------------------------------
JOHN C. BOGLE, Founder; Chairman and Chief Executive Officer, 1974-1996.

[PICTURE OF THE SHIP]
THE VANGUARD GROUP(R) LOGO
POST OFFICE BOX 2600
VALLEY FORGE, PA 19482-2600

VANGUARD,  THE  VANGUARD  GROUP,  VANGUARD.COM,   ADMIRAL,   CONSOLIDATED  VIEW,
PLAINTALK, WELLINGTON, and the ship logo are trademarks of The Vanguard Group, Inc.

All other marks are the exclusive property of their respective owners.


ABOUT OUR COVER

The photographs of the sails and ship that appear on the cover of this report are copyrighted by Michael Kahn.

FOR MORE INFORMATION

This report is intended for the fund's shareholders. It may not be distributed to prospective investors unless it is preceded or accompanied by the current fund prospectus.

     To receive a free copy of the prospectus or the Statement of Additional Information, or to request additional information about the fund or other Vanguard funds, please contact us at one of the adjacent telephone numbers or by e-mail through Vanguard.com(R). Prospectuses may also be viewed online.

All comparative mutual fund data are from Lipper Inc. or Morningstar, Inc., unless otherwise noted.

WORLD WIDE WEB
www.vanguard.com

FUND INFORMATION
1-800-662-7447

DIRECT INVESTOR ACCOUNT SERVICES
1-800-662-2739

INSTITUTIONAL INVESTOR SERVICES
1-800-523-1036

TEXT TELEPHONE
1-800-952-3335

(C) 2003 The Vanguard Group, Inc.
All rights reserved.
Vanguard Marketing
Corporation, Distributor.

Q652 052003

                                                  Vanguard(R) Growth Equity Fund



SEMIANNUAL REPORT

                                                  MARCH 31, 2003

                                                  THE VANGUARD GROUP

ETERNAL PRINCIPLES

     Markets change, but the principles of successful investing do not. During the past few years, radical upheaval in the stock market has displayed the power of this simple truth to dramatic effect.

     In the late 1990s, stocks experienced one of the greatest bull markets in financial history. Then, in March 2000, the longest downturn since the Great Depression began.

     In both bull and bear markets, however, the principles of successful investing are identical: balance, diversification, and attention to costs. Balance among stock, bond, and money market funds allows you to pursue long-term growth while moderating your risk. Diversification limits your exposure to the disasters that can befall any one security or sector. Attention to costs means you keep a larger share of any rewards produced by your investments.

     These principles are timeless. In fact, they're the basis of our very first mutual fund--Vanguard(R) Wellington(TM) Fund, a balanced portfolio established in 1929. Over time, balance, diversification, and attention to costs have proven to be the master keys to investment success.

SUMMARY

* Vanguard Growth Equity Fund returned 5.5% during the six months ended March 31, 2003, outpacing the average return of its peer funds.

* The broad U.S. stock market went on a roller-coaster ride during the same six months, ending the period with a 4.5% gain.

* The health care, technology, and consumer discretionary stocks selected by the fund's adviser were the biggest contributors to the fund's advance.

CONTENTS

   1    Letter from the Chairman

   5    Report from the Adviser

   8    Fund Profile

   9    Glossary of Investment Terms

  10    Performance Summary

  11    Results of Proxy Voting

  12    Financial Statements

  20    Advantages of Vanguard.com

--------------------------------------------------------------------------------
Letter from the Chairman

Fellow Shareholder,

Vanguard(R) Growth Equity Fund returned 5.5% during the six months ended March 31, 2003, surpassing the average return of its mutual fund peer group and the return of the overall market, but modestly trailing the performance of its primary benchmark, the Russell 1000 Growth Index.

     The table below shows the total returns of your fund and its benchmarks. Information about the per-share components of the fund's return appears in the table on page 4.
--------------------------------------------------------------------------------
Total Returns                      Six Months Ended
                                     March 31, 2003
--------------------------------------------------------------------------------
Vanguard Growth Equity Fund                 5.5%
Average Large-Cap Growth Fund*              3.5
Russell 1000 Growth Index                   6.0
Wilshire 5000 Index                         4.5
--------------------------------------------------------------------------------
*Derived from data provided by Lipper Inc.

AS WAR LOOMED,  STOCKS POSTED A SIX-MONTH GAIN
After 21/2 years of decline, the U.S. stock market, as measured by the Wilshire 5000 Total Market Index, posted a 4.5% gain for the six months ended March 31.

     But getting to that healthy return was a roller-coaster ride: The stock market first plunged, nearly reaching a seven-year low in early October; then surged; then dived again before rallying sharply in the days leading up to the March 19 outbreak of war with Iraq. The imminence of war--and expectations for a quick and decisive U.S. victory--seemed to relieve investors' anxiety, bolstering stocks. But as the war went into its second week, the stock market gave back some of its earlier gains, trading beneath a cloud of military and economic uncertainties--the latter including rising unemployment, industrial weakness, and surging energy prices.

     Besides the overall turnaround in the market, the half-year saw other reversals of recent trends: Large-capitalization stocks fared better than small-caps during the period, and higher-priced growth stocks outpaced value issues. Among market segments, only small-cap value stocks declined a bit (-0.4% for the Russell 2000 Value Index). And technology--the sector most responsible for the bubble of the late 1990s and the subsequent bear market--posted the highest gain in the semiannual period: 20.4% for tech shares in the Russell 1000 Index.

     The Fed Slashed Short-Term Interest Rates, but Bond Yields Crept Upward Hoping to jump-start the flagging economy, the Federal Reserve Board cut short-term interest rates by 50 basis points (0.50 percentage point) in

--------------------------------------------------------------------------------
Market Barometer                                                   Total Returns
                                                    Periods Ended March 31, 2003
                                                  ------------------------------
                                                   Six          One        Five
                                                 Months         Year      Years*
--------------------------------------------------------------------------------
STOCKS
Russell 1000 Index (Large-caps)                   5.0%       -24.5%       -3.6%
Russell 2000 Index (Small-caps)                   1.4        -27.0        -4.1
Wilshire 5000 Index (Entire market)               4.5        -24.0        -3.9
MSCI All Country World Index Free
  ex USA (International)                         -0.9        -22.2        -6.5
--------------------------------------------------------------------------------
Lehman Aggregate Bond Index                       3.0%        11.7%        7.5%
  (Broad taxable market)
Lehman Municipal Bond Index                       1.2          9.9         6.1
Citigroup 3-Month Treasury Bill Index             0.7          1.6         4.1
--------------------------------------------------------------------------------
Consumer Price Index                              1.8%         3.0%        2.6%
================================================================================
*Annualized

November, bringing its target for the federal funds rate to a four-decade low of 1.25%. The yield of the 3-month U.S. Treasury bill, which hews closely to the Fed's interest rate shifts, declined by 44 basis points during the six months to 1.11%.

     On the other hand, yields for longer-term Treasury securities--which are driven more by market forces--rose during the period. After reaching a 44-year low in early October, the yield of the 10-year Treasury note inched up, ending at 3.80% on March 31. Rising yields meant falling bond prices. Government securities with virtually no credit risk--the biggest winners in the bond rally of the past three years--provided tepid returns, while corporate bonds carrying the highest credit risk surged (producing a 14.9% six-month return for the Lehman Brothers High Yield Bond Index). The Lehman Aggregate Bond Index, a proxy for the broad investment-grade taxable bond market, returned 3.0% for the six months.

AT LONG LAST,  GROWTH  STOCKS  REVIVE
After one of the worst extended periods for U.S. growth stocks in the past half-century, the tide turned a bit during the past six months. The Growth Equity Fund ended a painful decline that had lasted for two straight fiscal years. The lion's share of the fund's gain for the fiscal half-year came during the last three months of 2002, when the fund advanced 5.2% after three straight negative quarters.

     Much of the gain was generated by strong performances among the fund's holdings in the health care industry, currently the largest sector weighting. Within this generally strongly performing group, your fund's adviser, Turner Investment Partners, identified some of the better performers.

     The fund also enjoyed positive results from the adviser's selections in the technology and consumer discretionary sectors, which together accounted for about 40% of fund assets as of March 31. Some of these successes were offset by declines among holdings in financial services and consumer staples, with losses in financials being the primary reason the fund trailed its benchmark.

AS ALWAYS,  THE FUND PURSUES ITS GOALS AGGRESSIVELY

After the battering that growth stock investors endured during the past several years, it's stating the obvious to remind you of the fund's volatile character. We don't know whether the past six months represent the beginning of a new trend for the stock market, but we remain confident that patient shareholders in the Growth Equity Fund will be rewarded over the long term.

     The fund's adviser remains committed to buying what it believes are the large and mid-size companies that have the most promising prospects for strong earnings growth. Historically, the adviser's aggressive approach has typically resulted in underperformance relative to the broad market in down times, but in outperformance when stocks are rising. A look at your fund's results over the past four fiscal years underscores the volatility investors can face: gains of 38.2% and 51.1% in fiscal 1999 and 2000; losses of -55.9% and -23.1% in fiscal 2001 and 2002. Over time, of course, we expect the good times to more than compensate for the bad.

     In addition to the adviser's experience and consistently aggressive strategy, your fund has costs that are far below the average for its peer group. During the past six months, the Growth Equity Fund's annualized expense ratio--operating costs as a percentage of average net assets--was 0.54%, or $5.40 per $1,000 invested. The fund's average competitor charged 1.57% in 2002. This cost advantage gives your fund a competitive tailwind that can add up to substantial savings over time.

THE WISDOM OF A PRUDENT APPROACH
Because Vanguard Growth Equity Fund is so aggressive in its pursuit of long-term capital appreciation, we like to remind our shareholders that the fund is most appropriate as just one growth-oriented component of a well-diversified portfolio. As always, we recommend that investors stick with a broad mix of stock, bond, and money market investments that matches their circumstances, goals, and tolerance for risk. The long-term rewards of this approach have been proven time and again.

     Thank you for entrusting your assets to us. We look forward to reporting to you in autumn 2003.


Sincerely,
John J. Brennan
Chairman and Chief Executive Officer                              April 11, 2003

--------------------------------------------------------------------------------
Your Fund's Performance at a Glance            September 30, 2002-March 31, 2003
                                                    Distributions Per Share
                                               ---------------------------------

                                    Starting       Ending      Income    Capital
                                 Share Price  Share Price   Dividends      Gains
--------------------------------------------------------------------------------
Growth Equity Fund                     $6.33        $6.66      $0.018     $0.000
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
REPORT FROM THE ADVISER

The six months ended March 31, 2003, offered a quiet rally in stocks that gave investors a bit of long-awaited relief from the bear market that began three years ago. For its part, Vanguard Growth Equity Fund reflected the improved relative performance of growth stocks. The fund returned 5.5% during the period, compared with the Russell 1000 Growth Index's 6.0% gain and the Wilshire 5000 Index's 4.5% advance.

     In all, Growth Equity's performance pattern was in line with what we had anticipated. We expect the fund to do relatively well in both rising and flat markets and to underperform in falling markets. We buy the stocks of companies whose earnings we believe will exceed expectations. These stocks, which tend to have relatively high price/earnings ratios, do poorly both in absolute and relative terms in bear markets. Conversely, when investors are optimistic about the earnings outlook for corporate America, valuations matter less, and these stocks tend to lead market upswings.

     The bulk of Growth Equity's gains came in two bursts: during the first two months of the period, and during mid-March. Beginning in early October, the stock market broke out of a persistent slump. Among the catalysts driving stocks upward were better-than-expected corporate earnings reports, bargain hunting by investors who believed beaten-up stock prices offered a margin of safety, and a half-percentage-point cut in interest rates by the Federal Reserve Board.

     Then in March, the stock market unleashed a powerful rally, recording gains in eight straight sessions--the first such streak since 1997--and providing upward momentum following a weak stretch of performance in December, January, and February. Market observers attributed the rally to two factors:

     * The start of the war with Iraq, which removed uncertainty over whether the United States would, in fact, take military action to remove Saddam Hussein's government from power.

     * The revival of the technology sector--a key growth sector--which generated the strongest returns of any industry group, seemingly in response to reports that demand for tech products and services was improving. Indeed, market sentiment seemed to be embracing the belief that the much-beleaguered sector had finally bottomed.

INVESTMENT PHILOSOPHY
The adviser believes that superior long-term results can be achieved by emphasizing stocks that have above-average earnings prospects.


OUR PERFORMANCE

To us, the mid-March rally was a telling indicator of the return potential of stocks. When market sentiment improves, stocks react like a compressed spring that's been released. The Growth Equity Fund's performance was a testament to the advantages of the fund's sector-neutral strategy. (The fund's sector weightings closely resemble those of the Russell 1000 Growth Index.)

     The positive return recorded by the fund in the fiscal half-year was due in no small part to the gains registered in the three growth sectors--technology, health care, and consumer discretionary--that constituted an average of about 68% of the fund's assets. Of Growth Equity's ten sector positions, these three outperformed the corresponding index sectors. Our health care holdings contributed most to the fund's relative return; with roughly a 27% weighting, they gained 10%, compared with a 6% return for the index's health care sector. Our holdings consisted mainly of hospital management, medical device, biotechnology, and specialty pharmaceutical stocks. Our consumer discretionary stocks, accounting for about 20% of the fund's assets, chipped in a 3% return. And our technology holdings, 21% of assets, soared 17%.

     The biggest detractors from our results were in the financial services area (12% of fund assets); our holdings recorded a -6% loss, versus a flat return for the index sector. Our transaction-processing, consumer-finance, and brokerage stocks fared poorly.

OUR OUTLOOK
We continue to think stocks have more upside than downside potential over the next two years. As we see it, three forces bode well for stocks:

     * Corporate profits, the ultimate driver of stock prices, should improve. The consensus of Wall Street analysts is that the Russell 1000 Growth Index companies will increase their earnings per share by 14.6% over the next 12 months, according to I/B/E/S, a financial data firm.

     * The current equity-risk premium (the excess return that investors expect from stocks, as represented by the Standard & Poor's 500 Index, over the 10-year U.S. Treasury note) is about 6%. Since 1970, this premium has exceeded 5% on five different occasions. In each case, the S&P 500 generated total returns of more than 25% over the following two years.

     * Some investors, particularly institutions, seem to be increasing their stock purchases. This activity, in combination with record short positions and above-average cash reserves, could provide a liquidity source that could help drive stocks higher.

     We believe that the fund's holdings also offer strong prospective earnings power. As a group, these stocks are expected to increase their per-share earnings by 18.2% over the next 12 months, according to I/B/E/S.

     We remain true to our investment process, which is based on the principle that earnings expectations drive stock prices over time. We are emphasizing stocks of companies whose earnings tend to pick up early in an economic recovery. These include semiconductor, data-storage, paper, and software companies, as well as online education, Internet services, and health care companies whose strong market shares and solid brands have the potential to do well in any type of economic environment.


Bob  Turner,  Chairman  and  Chief Investment Officer
Turner Investment Partners

APRIL 14, 2003

Fund Profile                                                As of March 31, 2003

This Profile provides a snapshot of the fund's characteristics, compared where indicated with both an appropriate market index and a broad market index. Key terms are defined on page 9.


GROWTH EQUITY FUND
--------------------------------------------------------------------------------
PORTFOLIO CHARACTERISTICS

                                                    Comparative        Broad
                                     Fund                Index*      Index**
Number of Stocks                       91                   572        5,590

Median Market Cap                  $28.2B                $57.2B       $26.1B
Price/Earnings Ratio                29.3x                 22.4x        20.4x
Price/Book Ratio                     3.4x                  3.9x         2.4x
Yield                                0.4%                  1.2%         1.8%
Return on Equity                    21.1%                 25.5%        20.9%
Earnings Growth Rate                 9.3%                 12.7%         8.4%
Foreign Holdings                     2.7%                  0.0%         0.3%
Turnover Rate                       239%Y                    --           --
Expense Ratio                      0.54%Y                    --           --
Cash Investments                     0.3%                    --           --
================================================================================

--------------------------------------------------------------------------------
Ten Largest Holdings (% of total net assets)

Pfizer, Inc.                    5.7%
  (pharmaceuticals)
Johnson & Johnson               4.6
  (pharmaceuticals)
General Electric Co.            3.6
  (conglomerate)
Wal-Mart Stores, Inc.           3.4
  (retail)
Intel Corp.                     3.4
  (electronics)
PepsiCo, Inc.                   2.8
  (beverage)
The Coca-Cola Co.               2.8
  (beverage)
Amgen, Inc.                     2.4
  (biotechnology)
Dell Computer Corp.             2.4
  (computer hardware)
Cisco Systems, Inc.             2.3
  (computer hardware)
--------------------------------------------------------------------------------
Top Ten                        33.4%
--------------------------------------------------------------------------------
The "Ten Largest Holdings" excludes any temporary cash investments and equity index products.

Volatility Measures
                                    Comparative                 Broad
                      Fund               Index*    Fund       Index**

R-Squared             0.95                 1.00    0.88          1.00
Beta                  1.12                 1.00    1.45          1.00
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Sector Diversification (% of common stocks)

                                                      Comparative         Broad
                                        Fund                Index*       Index**

Auto & Transportation                   0.6%                  1.2%          2.5%
Consumer Discretionary                  18.6                  16.3          15.3
Consumer Staples                        10.3                  10.2           7.1
Financial Services                      11.6                  11.8          22.0
Health Care                             27.6                  27.4          14.8
Integrated Oils                          0.0                   0.1           3.9
Other Energy                             1.1                   1.2           2.3
Materials & Processing                   0.0                   1.0           3.7
Producer Durables                        2.9                   2.6           3.8
Technology                              20.6                  20.4          13.1
Utilities                                0.7                   0.8           6.9
Other                                    6.0                   7.0           4.6
--------------------------------------------------------------------------------

Investment Focus
Market Cap - Large
Style - Large


                                                            Visit our website at
                                                                www.vanguard.com
                                         for regularly updated fund information.

*Russell 1000 Growth Index.

**Wilshire 5000 Index.
YAnnualized.

--------------------------------------------------------------------------------
Glossary of Investment Terms

Beta. A measure of the magnitude of a fund's past share-price fluctuations in relation to the ups and downs of a comparative index and an overall market index. Each index is assigned a beta of 1.00. Compared with a given index, a fund with a beta of 1.20 typically would have seen its share price rise or fall by 12% when the index rose or fell by 10%. However, a fund's beta should be reviewed in conjunction with its R-squared (see definition below). The lower the R-squared, the less correlation there is between the fund and the benchmark, and the less reliable beta is as an indicator of volatility.
--------------------------------------------------------------------------------
CASH INVESTMENTS. The percentage of a fund's net assets invested in "cash equivalents"--highly liquid, short-term, interest-bearing securities. This figure does not include cash invested in futures contracts or other equity index products to simulate stock investment.
--------------------------------------------------------------------------------
EARNINGS GROWTH RATE. The average annual rate of growth in earnings over the past five years for the stocks now in a fund.
--------------------------------------------------------------------------------
EXPENSE RATIO. The percentage of a fund's average net assets used to pay its annual administrative and advisory expenses. These expenses directly reduce returns to investors.
--------------------------------------------------------------------------------
FOREIGN HOLDINGS. The percentage of a fund's equity assets represented by stocks or American Depositary Receipts of companies based outside the United States.
--------------------------------------------------------------------------------
MEDIAN MARKET CAP. An indicator of the size of companies in which a fund invests; the midpoint of market capitalization (market price x shares outstanding) of a fund's stocks, weighted by the proportion of the fund's assets invested in each stock. Stocks representing half of the fund's assets have market capitalizations above the median, and the rest are below it.
--------------------------------------------------------------------------------
PRICE/BOOK RATIO. The share price of a stock divided by its net worth, or book value, per share. For a fund, the weighted average price/book ratio of the stocks it holds.
--------------------------------------------------------------------------------
PRICE/EARNINGS RATIO. The ratio of a stock's current price to its per-share earnings over the past year. For a fund, the weighted average P/E of the stocks it holds. P/E is an indicator of market expectations about corporate prospects; the higher the P/E, the greater the expectations for a company's future growth.
--------------------------------------------------------------------------------
R-SQUARED. A measure of how much of a fund's past returns can be explained by the returns from the market in general, as measured by a comparative index or an overall market index. If a fund's total returns were precisely synchronized with an index's returns, its R-squared would be 1.00. If the fund's returns bore no relationship to the index's returns, its R-squared would be 0.
--------------------------------------------------------------------------------
RETURN ON EQUITY. The annual average rate of return generated by a company during the past five years for each dollar of shareholder's equity (net income divided by shareholder's equity). For a fund, the weighted average return on equity for the companies whose stocks it holds.
--------------------------------------------------------------------------------
TURNOVER RATE. An indication of the fund's trading activity. Funds with high turnover rates incur higher transaction costs and are more likely to distribute capital gains (which are taxable to investors).
--------------------------------------------------------------------------------
YIELD. A snapshot of a fund's income from interest and dividends. The yield, expressed as a percentage of the fund's net asset value, is based on income earned over the past 30 days and is annualized, or projected forward for the coming year. The index yield is based on the current annualized rate of dividends paid on stocks in the index. (degree)
--------------------------------------------------------------------------------



Performance Summary                                         As of March 31, 2003

All of the returns in this report represent past performance, which cannot be used to predict future returns that may be achieved by the fund. Note, too, that both share price and return can fluctuate widely. An investor's shares, when redeemed, could be worth more or less than their original cost. The returns shown do not reflect taxes that a shareholder would pay on fund distributions or on the redemption of fund shares.

GROWTH EQUITY FUND
--------------------------------------------------------------------------------
Fiscal-Year Total Returns (%) September 30, 1992-March 31, 2003

      Fiscal Year      Growth Equity Fund*        Russell 1000 Growth Index
           1993                 26.6                           6
           1994                   -3                         5.8
           1995                 20.6                        32.2
           1996                 22.9                        21.4
           1997                 32.6                        36.3
           1998                 10.7                        11.1
           1999                 38.2                        34.9
           2000                 51.1                        23.4
           2001                -55.9                       -45.6
           2002                -23.1                       -22.5
           2003*                 5.5                           6
--------------------------------------------------------------------------------
*Prior to June 12, 2000, the fund was organized as the Turner Growth Equity
Fund.
**Six months ended March 31, 2003.
Note: See Financial Highlights table on page 17 for dividend and capital gains information.

--------------------------------------------------------------------------------
Average Annual Total Returns for periods ended March 31, 2003

                                                            Ten Years
                                       One    Five   -------------------------
                     Inception Date   Year   Years   Capital   Income   Total
--------------------------------------------------------------------------------
Growth Equity Fund   3/11/1992     -28.50% -6.08%      5.34%    0.25%   5.59%
--------------------------------------------------------------------------------

Notice to Shareholders

At a special meeting of shareholders on December 3, 2002, fund shareholders approved the following proposal:

* Elect trustees for the fund.* The individuals listed in the table below were elected as trustees for the fund. All trustees except Mr. Gupta served as trustees to the fund prior to the shareholder meeting.

--------------------------------------------------------------------------------
                                                                 Percentage
Trustee                                For           Withheld           For
--------------------------------------------------------------------------------
John J. Brennan              1,772,819,339         36,611,554         98.0%
Charles D. Ellis             1,773,684,241         35,746,652          98.0
Rajiv L. Gupta               1,765,615,716         43,815,177          97.6
JoAnn Heffernan Heisen       1,773,263,714         36,167,180          98.0
Alfred M. Rankin, Jr.        1,774,063,002         35,367,891          98.0
J. Lawrence Wilson           1,770,888,452         38,542,441          97.9
--------------------------------------------------------------------------------
*Results are for all funds within the same trust.

Note: Vote tabulations are rounded to the nearest whole number.

--------------------------------------------------------------------------------
FINANCIAL STATEMENTS                                  March 31, 2003 (unaudited)

STATEMENT OF NET ASSETS
This Statement provides a detailed list of the fund's holdings, including each security's market value on the last day of the reporting period. Securities are grouped and subtotaled by asset type (common stocks, bonds, etc.) and by industry sector. Other assets are added to, and liabilities are subtracted from, the value of Total Investments to calculate the fund's Net Assets. Finally, Net Assets are divided by the outstanding shares of the fund to arrive at its share price, or Net Asset Value (NAV) Per Share.

     At the end of the Statement of Net Assets, you will find a table displaying the composition of the fund's net assets. Because all income and any realized gains must be distributed to shareholders each year, the bulk of net assets consists of Paid-in Capital (money invested by shareholders). The amounts shown for Undistributed Net Investment Income and Accumulated Net Realized Gains usually approximate the sums the fund had available to distribute to shareholders as income dividends or capital gains as of the statement date, but may differ because certain investments or transactions may be treated differently for financial statement and tax purposes. Any Accumulated Net Realized Losses, and any cumulative excess of distributions over net income or net realized gains, will appear as negative balances. Unrealized Appreciation (Depreciation) is the difference between the market value of the fund's investments and their cost, and reflects the gains (losses) that would be realized if the fund were to sell all of its investments at their statement-date values.

                                                              MARKET
                                                              VALUE*
COMMON STOCKS (99.7%)                             SHARES       (000)
--------------------------------------------------------------------------------
Auto & Transportation (0.6%)
--------------------------------------------------------------------------------
* Navistar International Corp.                   124,800       3,071
                                                            --------
Consumer Discretionary (18.5%)
  Wal-Mart Stores, Inc.                          348,210      18,117
* Kohl's Corp.                                   123,120       6,966
  NIKE, Inc. Class B                             129,290       6,648
* Univision Communications Inc.                  264,940       6,494
* Electronic Arts Inc.                           105,050       6,160
* Clear Channel
   Communications, Inc.                          154,900       5,254
  Lowe's Cos., Inc.                              122,920       5,018
* USA Interactive                                179,190       4,801
* Starbucks Corp.                                170,650       4,396
* Yahoo! Inc.                                    155,180       3,727
* eBay Inc.                                       43,000       3,667
* CDW Computer Centers, Inc.                      89,290       3,643
  Omnicom Group Inc.                              67,120       3,636
* International Game Technology                   42,070       3,446
* VeriSign, Inc.                                 376,450       3,290
* Pixar, Inc.                                     56,690       3,066
* Best Buy Co., Inc.                             105,900       2,856
* Apollo Group, Inc. Class A                      47,440       2,367
* Coach, Inc.                                     61,390       2,353
* Amazon.com, Inc.                                79,770       2,076
                                                             -------
                                                              97,981
                                                             -------
--------------------------------------------------------------------------------
                                                              MARKET
                                                              VALUE*
                                                SHARES         (000)
--------------------------------------------------------------------------------
CONSUMER STAPLES (10.3%)
  PepsiCo, Inc.                                  376,400      15,056
  The Coca-Cola Co.                              370,590      15,001
  Procter & Gamble Co.                           135,240      12,043
  Walgreen Co.                                   176,410       5,201
  The Clorox Co.                                  58,050       2,680
  Sysco Corp.                                     98,210       2,498
* Whole Foods Market, Inc.                        38,270       2,129
                                                             -------
                                                              54,608
                                                             -------

Financial Services (11.5%)
  Citigroup, Inc.                                327,440      11,280
  First Data Corp.                               255,800       9,467
  American Express Co.                           261,280       8,682
* Affiliated Computer Services, Inc.
    Class A                                      135,670       6,005
  Lehman Brothers Holdings, Inc.                  88,390       5,105
  The Goldman Sachs Group, Inc.                   72,050       4,905
* Fiserv, Inc.                                   118,828       3,741
  Charles Schwab Corp.                           491,640       3,550
  Commerce Bancorp, Inc.                          82,250       3,269
  Progressive Corp. of Ohio                       47,270       2,804
  SLM Corp.                                       20,740       2,300
                                                             -------
                                                              61,108
                                                             -------

HEALTH CARE (27.6%)
  Biotech Research & Production (3.3%)
* Amgen, Inc.                                    224,380      12,913
* Cephalon, Inc.                                 110,350       4,407

--------------------------------------------------------------------------------
                                                              MARKET
                                                              VALUE*
                                                SHARES         (000)
--------------------------------------------------------------------------------

DRUGS & Pharmaceuticals (15.6%)
  Pfizer, Inc.                                   971,679      30,278
  Johnson & Johnson                              422,810      24,468
  Wyeth                                          264,680      10,010
* Forest Laboratories, Inc.                      183,860       9,923
* MedImmune Inc.                                 170,010       5,581
* Gilead Sciences, Inc.                           51,060       2,144

HEALTH & PERSONAL CARE (2.2%)
* Anthem, Inc.                                   122,320       8,105
* Express Scripts Inc.                            63,550       3,538

HEALTH CARE FACILITIES (2.1%)
HCA Inc.                                         156,840       6,487
* Laboratory Corp. of America Holdings           164,330       4,872

HEALTH CARE MANAGEMENT SERVICES (1.9%)
UnitedHealth Group Inc.                          107,790       9,881

MEDICAL & DENTAL INSTRUMENTS & SUPPLIES (2.5%)
* St. Jude Medical, Inc.                         124,580       6,073
  Biomet, Inc.                                    87,310       2,676
* Boston Scientific Corp.                         58,960       2,403
* Zimmer Holdings, Inc.                           44,040       2,142
                                                             -------
                                                             145,901
                                                             -------

OTHER ENERGY (1.1%)
  ENSCO International, Inc.                      128,610       3,281
  Valero Energy Corp.                             66,910       2,769
                                                            --------
                                                               6,050
                                                            --------

PRODUCER DURABLES (2.9%)
* Applied Materials, Inc.                        376,830       4,741
  Northrop Grumman Corp.                          47,120       4,043
  Danaher Corp.                                   50,220       3,302
* LAM Research Corp.                             265,790       3,027
                                                             -------
                                                              15,113
                                                             -------

TECHNOLOGY (20.6%)
  Intel Corp.                                  1,104,022      17,973
* Dell Computer Corp.                            464,150      12,676
* Cisco Systems, Inc.                            945,310      12,270
* Flextronics International Ltd.                 584,190       5,094
  QUALCOMM Inc.                                  135,790       4,897
* Analog Devices, Inc.                           171,400       4,714
* EMC Corp.                                      627,640       4,538
* Micron Technology, Inc.                        548,370       4,464
* National Semiconductor Corp.                   253,940       4,327
* Broadcom Corp.                                 294,400       3,636
* Corning, Inc.                                  614,650       3,590
* Juniper Networks, Inc.                         423,000       3,456
  SAP AG                                         179,320       3,400
* Xilinx, Inc.                                   144,840       3,391
* Sanmina-SCI Corp.                              762,930       3,082
* NVIDIA Corp.                                   232,700       2,990
* Network Appliance, Inc.                        260,170       2,911
* JDS Uniphase Corp.                             988,950       2,819
* Nortel Networks Corp.                        1,181,430       2,457
* Mercury Interactive Corp.                       82,530       2,449
* Veritas Software Corp.                         123,120       2,164
* BEA Systems, Inc.                              138,270       1,409
                                                            --------
                                                             108,707
                                                            --------

UTILITIES (0.7%)
* Comcast Corp. Class A 137,310 3,926


OTHER (5.9%)
  General Electric Co.                           748,230      19,080
  3M Co.                                          44,240       5,753
* SPX Corp.                                      107,280       3,665
  Tyco International Ltd.                        230,020       2,958
                                                           ---------
                                                              31,456
                                                           ---------
--------------------------------------------------------------------------------
TOTAL COMMON STOCKS
  (Cost $547,417)                                            527,921
--------------------------------------------------------------------------------
                                                                Face
                                                              Amount
                                                               (000)
--------------------------------------------------------------------------------
CONVERTIBLE BOND
--------------------------------------------------------------------------------
  MicroStrategy Inc.
    7.50%, 6/24/2007
    (Cost $0)                                       $ 23          14
--------------------------------------------------------------------------------
TEMPORARY CASH INVESTMENT (2.2%)
--------------------------------------------------------------------------------
Repurchase Agreement
Collateralized by U.S. Government
  Obligations in a Pooled Cash Account
  1.32%, 4/1/2003
  (Cost $11,375)                                  11,375      11,375
--------------------------------------------------------------------------------
TOTAL INVESTMENTS (101.9%)
  (Cost $558,792)                                            539,310
--------------------------------------------------------------------------------

                                                              MARKET
                                                              VALUE*
GROWTH EQUITY FUND                                             (000)
--------------------------------------------------------------------------------
OTHER ASSETS AND LIABILITIES (-1.9%)
--------------------------------------------------------------------------------
Other Assets--Note C                                           7,239
Liabilities                                                  (17,293)
                                                            --------
                                                             (10,054)
                                                            --------
--------------------------------------------------------------------------------
NET ASSETS (100%)
--------------------------------------------------------------------------------
Applicable to 79,522,603 outstanding $.001
  par value shares of beneficial interest
  (unlimited authorization)                                 $529,256
================================================================================

NET ASSET VALUE PER SHARE $6.66
================================================================================
*See Note A in Notes to Financial Statements.
*Non-income-producing security.


                                                  AMOUNT         PAR
                                                   (000)       SHARE
--------------------------------------------------------------------------------
AT MARCH 31, 2003, NET ASSETS CONSISTED OF:
--------------------------------------------------------------------------------
Paid-in Capital                               $1,306,918      $16.43
Overdistributed Net
  Investment Income                                (213)          --
Accumulated Net Realized Losses                (757,967)      (9.53)
Unrealized Depreciation                         (19,482)       (.24)
--------------------------------------------------------------------------------
NET ASSETS                                     $ 529,256      $ 6.66
================================================================================
See Note E in Notes to Financial Statements for the tax-basis components of net assets.
**
**

STATEMENT OF OPERATIONS

This Statement shows the types of income earned by the fund during the reporting period, and details the operating expenses charged to the fund. These expenses directly reduce the amount of investment income available to pay to shareholders as income dividends. This Statement also shows any Net Gain (Loss) realized on the sale of investments, and the increase or decrease in the Unrealized Appreciation (Depreciation) of investments during the period.


Growth Equity Fund

Six Months Ended March 31, 2003 (000)


INVESTMENT INCOME
Income
  Dividends                                                              $ 1,680
  Interest                                                                    32
  Security Lending                                                            15
--------------------------------------------------------------------------------
    Total Income                                                           1,727
--------------------------------------------------------------------------------
Expenses
  Investment Advisory Fees--Note B
    Basic Fee                                                              1,153
    Performance Adjustment                                                 (829)
  The Vanguard Group--Note C
    Management and Administrative                                          1,014
    Marketing and Distribution                                                55
  Custodian Fees                                                              14
  Shareholders' Reports and Proxies                                           31
  Trustees' Fees and Expenses                                                  1
--------------------------------------------------------------------------------
    Total Expenses                                                         1,439
    Expenses Paid Indirectly--Note D                                       (387)
--------------------------------------------------------------------------------
Net Expenses 1,052
--------------------------------------------------------------------------------
NET INVESTMENT INCOME                                                        675
--------------------------------------------------------------------------------
REALIZED NET GAIN (LOSS) ON INVESTMENT SECURITIES SOLD                  (32,386)
--------------------------------------------------------------------------------
CHANGE IN UNREALIZED APPRECIATION (DEPRECIATION) OF INVESTMENT SECURITIES 57,185
--------------------------------------------------------------------------------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS         $ 25,474
================================================================================

STATEMENT OF CHANGES IN NET ASSETS
This Statement shows how the fund's total net assets changed during the two most recent reporting periods. The Operations section summarizes information detailed in the Statement of Operations. The amounts shown as Distributions to shareholders from the fund's net income and capital gains may not match the amounts shown in the Operations section, because distributions are determined on a tax basis and may be made in a period different from the one in which the income was earned or the gains were realized on the financial statements. The Capital Share Transactions section shows the amount shareholders invested in the fund, either by purchasing shares or by reinvesting distributions, as well as the amounts redeemed. The corresponding numbers of Shares Issued and Redeemed are shown at the end of the Statement.


                                                          Growth Equity Fund
                                                         ---------------------
                                                      SIX MONTHS            YEAR
                                                           ENDED           ENDED
                                                  MARCH 31, 2003   SEPT 30, 2002
                                                           (000)           (000)
INCREASE (DECREASE) IN NET ASSETS
OPERATIONS
  Net Investment Income                                    $ 675           $ 818
  Realized Net Gain (Loss)                              (32,386)       (197,587)
  Change in Unrealized Appreciation (Depreciation)        57,185          31,936
--------------------------------------------------------------------------------
    Net Increase (Decrease) in Net Assets
    Resulting from Operations                             25,474       (164,833)
--------------------------------------------------------------------------------
Distributions
  Net Investment Income                                  (1,480)              --
  Realized Capital Gain                                       --              --
--------------------------------------------------------------------------------
    Total Distributions                                  (1,480)              --
--------------------------------------------------------------------------------
Capital Share Transactions1
  Issued 107,994 262,019
  Issued in Lieu of Cash Distributions                     1,435              --
  Redeemed (104,278) (222,573)
--------------------------------------------------------------------------------
    Net Increase (Decrease)
    from Capital Share Transactions                        5,151          39,446
--------------------------------------------------------------------------------
  Total Increase (Decrease)                               29,145       (125,387)
--------------------------------------------------------------------------------
Net Assets
   Beginning of Period                                   500,111         625,498
--------------------------------------------------------------------------------
   End of Period                                        $529,256        $500,111
================================================================================

1Shares Issued (Redeemed)
  Issued                                                  15,721          29,253
  Issued in Lieu of Cash Distributions                       212              --
  Redeemed                                              (15,429)        (26,262)
--------------------------------------------------------------------------------
    Net Increase (Decrease) in Shares Outstanding            504           2,991
================================================================================

Financial Highlights

This table summarizes the fund's investment results and distributions to shareholders on a per-share basis. It also presents the Total Return and shows net investment income and expenses as percentages of average net assets. These data will help you assess: the variability of the fund's net income and total returns from year to year; the relative contributions of net income and capital gains to the fund's total return; how much it costs to operate the fund; and the extent to which the fund tends to distribute capital gains. The table also shows the Portfolio Turnover Rate, a measure of trading activity. A turnover rate of 100% means that the average security is held in the fund for one year.
Growth Equity Fund

FINANCIAL HIGHLIGHTS (CONTINUED)

                                                             Six Months              Year Ended September 30,
                                                                  Ended        ----------------------------------------
For a Share Outstanding Throughout Each Period           March 31, 2003     2002         2001    2000*     1999    1998
-----------------------------------------------------------------------------------------------------------------------
Net Asset Value, Beginning of Period                              $6.33    $8.23       $18.68   $15.88   $12.87  $16.64
-----------------------------------------------------------------------------------------------------------------------
Investment Operations
  Net Investment Income (Loss)                                     .005     .01         (.01)    (.01)    (.05)   (.05)
  Net Realized and Unrealized Gain (Loss)
    on Investments                                                 .343   (1.91)       (10.44)    7.33    4.66     1.10
----------------------------------------------------------------------------------------------------------------------
    Total from Investment Operations                               .348   (1.90)      (10.45)     7.32     4.61    1.05
-----------------------------------------------------------------------------------------------------------------------
Distributions
  Dividends from Net Investment Income                           (.018)       --           --       --       --      --
  Distributions from Realized Capital Gains                          --       --           --   (4.52)   (1.60)  (4.82)
-----------------------------------------------------------------------------------------------------------------------
  Total Distributions                                            (.018)       --           --   (4.52)   (1.60)  (4.82)
-----------------------------------------------------------------------------------------------------------------------
Net Asset Value, End of Period                                    $6.66    $6.33       $ 8.23   $18.68   $15.88  $12.87
=======================================================================================================================
Total Return                                                      5.49%  -23.09%      -55.94%   51.07%   38.15%  10.71%
=======================================================================================================================

Ratios/Supplemental Data
  Net Assets, End of Period (Millions)                             $529     $500         $625     $918     $143     $98
  Ratio of Total Expenses to Average Net Assets                  0.54%Y    0.58%        0.77%    0.74%    0.96%   1.04%**
  Ratio of Net Expenses to Average Net Assets--Note D            0.40%Y    0.43%        0.59%    0.72%    0.92%    1.00%
  Ratio of Net Investment Income (Loss) to
    Average Net Assets                                           0.25%Y    0.12%      (0.10%)  (0.19%)  (0.42%)  (0.42%)
Portfolio Turnover Rate                                           239%Y     273%         357%     303%     328%    250%
================================================================================
*Turner Growth Equity Fund reorganized into Vanguard Growth Equity Fund effective June 12, 2000.
**Expense ratio before waivers and reimbursements of expenses was 1.12% in 1998.
YAnnualized.

****
****
Notes to Financial Statements
Vanguard Growth Equity Fund is registered under the Investment Company Act of 1940 as an open-end investment company, or mutual fund.

A. The following significant accounting policies conform to generally accepted accounting principles for U.S. mutual funds. The fund consistently follows such policies in preparing its financial statements.

     1. Security Valuation: Equity securities are valued at the latest quoted sales prices as of the close of trading on the New York Stock Exchange (generally 4:00 p.m. Eastern time) on the valuation date; such securities not traded on the valuation date are valued at the mean of the latest quoted bid and asked prices. Prices are taken from the primary market in which each security trades. Temporary cash investments acquired over 60 days to maturity are valued using the latest bid prices or using valuations based on a matrix system (which considers such factors as security prices, yields, maturities, and ratings), both as furnished by independent pricing services. Other temporary cash investments are valued at amortized cost, which approximates market value. Securities for which market quotations are not readily available are valued by methods deemed by the board of trustees to represent fair value.

     2. Repurchase Agreements: The fund, along with other members of The Vanguard Group, transfers uninvested cash balances to a pooled cash account, which is invested in repurchase agreements secured by U.S. government securities. Securities pledged as collateral for repurchase agreements are held by a custodian bank until the agreements mature. Each agreement requires that the market value of the collateral be sufficient to cover payments of interest and principal; however, in the event of default or bankruptcy by the other party to the agreement, retention of the collateral may be subject to legal proceedings.
     3. Federal Income Taxes: The fund intends to continue to qualify as a regulated investment company and distribute all of its taxable income. Accordingly, no provision for federal income taxes is required in the financial statements.
     4. Distributions: Distributions to shareholders are recorded on the ex-dividend date.
     5. Other: Dividend income is recorded on the ex-dividend date. Security transactions are accounted for on the date securities are bought or sold. Costs used to determine realized gains (losses) on the sale of investment securities are those of the specific securities sold.

B. Turner Investment Partners provides investment advisory services to the fund for a fee calculated at an annual percentage rate of average net assets. The basic fee is subject to quarterly adjustments based on performance relative to the Russell 1000 Growth Index. For the six months ended March 31, 2003, the investment advisory fee represented an effective annual basic rate of 0.43% of the fund's average net assets before a decrease of $829,000 (0.31%) based on performance.

C. The Vanguard Group furnishes at cost corporate management, administrative, marketing, and distribution services. The costs of such services are allocated to the fund under methods approved by the board of trustees. The fund has committed to provide up to 0.40% of its net assets in capital contributions to Vanguard. At March 31, 2003, the fund had contributed capital of $97,000 to Vanguard (included in Other Assets), representing 0.02% of the fund's net assets and 0.10% of Vanguard's capitalization. The fund's trustees and officers are also directors and officers of Vanguard.

D. The fund has asked its investment adviser to direct certain security trades, subject to obtaining the best price and execution, to brokers who have agreed to rebate to the fund part of the commissions generated. Such rebates are used solely to reduce the fund's management and administrative expenses. For the six months ended March 31, 2003, these arrangements reduced the fund's expenses by $387,000 (an annual rate of 0.14% of average net assets).

E. Distributions are determined on a tax basis and may differ from net investment income and realized capital gains for financial reporting purposes. Differences may be permanent or temporary. Permanent differences are reclassified among capital accounts in the financial statements to reflect their tax character. Temporary differences arise when certain items of income, expense, gain, or loss are recognized in different periods for financial statement and tax purposes; these differences will reverse at some time in the future. Differences in classification may also result from the treatment of short-term gains as ordinary income for tax purposes.

     The fund's tax-basis capital gains and losses are determined only at the end of each fiscal year. For tax purposes, at September 30, 2002, the fund had available realized losses of $725,429,000 to offset future net capital gains of $39,077,000 through September 30, 2009, $495,055,000 through September 30, 2010, and $191,297,000 through September 30, 2011. The fund will use these capital losses to offset net taxable capital gains, if any, realized during the year ending September 30, 2003; should the fund realize net capital losses for the year, the losses will be added to the loss carryforward balances above. At March 31, 2003, net unrealized depreciation of investment securities for tax purposes was $19,482,000, consisting of unrealized gains of $20,794,000 on securities that had risen in value since their purchase and $40,276,000 in unrealized losses on securities that had fallen in value since their purchase.


F. During the six months ended March 31, 2003, the fund purchased $635,582,000 of investment securities and sold $628,817,000 of investment securities other than temporary cash investments.

--------------------------------------------------------------------------------
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THE PEOPLE WHO GOVERN YOUR FUND
The trustees of your mutual fund are there to see that the fund is operated and managed in your best interests since, as a shareholder, you are a part owner of the fund. Your fund trustees also serve on the board of directors of The Vanguard Group, Inc., which is owned by the Vanguard(R) funds and provides services to them on an at-cost basis.

     A majority of Vanguard's board members are independent, meaning that they have no affiliation with Vanguard or the funds they oversee, apart from the investments they have made as private individuals. Our independent board members bring distinguished backgrounds in business, academia, and public service to their task of working with Vanguard officers to establish the policies and oversee the activities of the funds.

     Among board members' responsibilities are selecting investment advisers for the funds; monitoring fund operations, performance, and costs; reviewing contracts; nominating and selecting new trustees/directors; and electing Vanguard officers. The dates in parentheses below show when each trustee was initially elected.

================================================================================
JOHN  J.  BRENNAN*
(1987)
Chairman of the Board, Chief Executive Officer, and Director/Trustee of The Vanguard Group, Inc., and of each of the (1987) investment companies served by The Vanguard Group.
--------------------------------------------------------------------------------
INDEPENDENT TRUSTEES
CHARLES D. ELLIS
(2001)
The Partners of '63 (pro bono ventures in education); Senior Adviser to Greenwich Associates (international business (2001) strategy consulting);
Successor Trustee of Yale University; Overseer of the Stern School of Business at New York University; Trustee of the Whitehead Institute for Biomedical Research.

RAJIV L. GUPTA
(2001)
Chairman and Chief Executive Officer (since October 1999), Vice Chairman (January-September 1999), and Vice (2001) President (prior to September 1999) of Rohm and Haas Co. (chemicals); Director of Technitrol, Inc. (electronic components), and Agere Systems (communications components); Board Member of the American Chemistry Council; Trustee of Drexel University.

JOANN HEFFERNAN HEISEN
(1998)
Vice President, Chief Information Officer, and Member of the Executive Committee of Johnson & Johnson (1998) (pharmaceuticals/consumer products); Director of the Medical Center at Princeton and Women's Research and Education Institute.

BURTON G. MALKIEL
(1977)
Chemical Bank Chairman's Professor of Economics, Princeton University; Director of Vanguard Investment Series plc (1977) (Irish investment fund) (since November
2001), Vanguard Group (Ireland) Limited (Irish investment management firm) (since November 2001), Prudential Insurance Co. of America, BKF Capital (investment management firm), The Jeffrey Co. (holding company), and NeuVis, Inc. (software company).

ALFRED M. RANKIN, JR.
(1993)
Chairman, President, Chief Executive Officer, and Director of NACCO Industries, Inc. (forklift trucks/housewares/ (1993) lignite); Director of Goodrich Corporation (industrial products/aircraft systems and services); Director until 1998 of Standard Products Company (a supplier for the automotive industry).

J. LAWRENCE WILSON
(1985)
Retired Chairman and Chief Executive Officer of Rohm and Haas Co. (chemicals); Director of Cummins Inc. (diesel (1985) engines), MeadWestvaco Corp. (paper products), and AmerisourceBergen Corp. (pharmaceutical distribution); Trustee of Vanderbilt University.
--------------------------------------------------------------------------------
EXECUTIVE OFFICERS*
R.  GREGORY  BARTON
Secretary; Managing Director and General Counsel of The Vanguard Group, Inc. (since September 1997); Secretary of The Vanguard Group and of each of the investment companies served by The Vanguard Group; Principal of The Vanguard Group (prior to September 1997).

THOMAS J. HIGGINS
Treasurer; Principal of The Vanguard Group, Inc.; Treasurer of each of the investment companies served by The Vanguard Group.
================================================================================
*Officers of the funds are "interested persons" as defined in the Investment Company Act of 1940.

More  information   about  the  trustees  is  in  the  Statement  of  Additional
Information, available from The Vanguard Group.
================================================================================
VANGUARD SENIOR MANAGEMENT TEAM
MORTIMER J. BUCKLEY, Information Technology.
F. WILLIAM MCNABB, III, Client Relationship Group.
JAMES H. GATELY, Investment Programs and Services.
MICHAEL S. MILLER, Planning and Development.
KATHLEEN C. GUBANICH, Human Resources.
RALPH K. PACKARD, Finance.
IAN A. MACKINNON, Fixed Income Group.
GEORGE U. SAUTER, Quantitative Equity Group.
--------------------------------------------------------------------------------
JOHN C. BOGLE, Founder; Chairman and Chief Executive Officer, 1974-1996.
--------------------------------------------------------------------------------

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